PROSPECTUS  |  AUGUST 1, 2014

AllianceBernstein Wealth Strategies
Portfolio Solutions Designed to Balance Risk and Return

Wealth Strategies                                             Tax-Managed Wealth Strategies
(Shares Offered--Exchange Ticker Symbol)                      (Shares Offered--Exchange Ticker Symbol)

    Wealth Appreciation Strategy                                  Wealth Appreciation Strategy
    (Class A-AWAAX; Class B-AWABX; Class C-AWACX;                 (Class A-ATWAX; Class B-ATWBX; Class C-ATWCX;
     Class R-AWARX; Class K-AWAKX; Class I-AWAIX;                  Advisor Class-ATWYX)
     Advisor Class-AWAYX)

    Balanced Wealth Strategy                                      Balanced Wealth Strategy
    (Class A-ABWAX; Class B-ABWBX; Class C-ABWCX;                 (Class A-AGIAX; Class B-AGIBX; Class C-AGICX;
     Class R-ABWRX; Class K-ABWKX; Class I-ABWIX;                  Advisor Class-AGIYX)
     Advisor Class-ABWYX)

    Conservative Wealth Strategy                                  Conservative Wealth Strategy
    (Class A-ABPAX; Class B-ABPBX; Class C-ABPCX;                 (Class A-ACIAX; Class B-ACIBX; Class C-ACICX;
     Class R-APPRX; Class K-APWKX; Class I-APWIX;                  Advisor Class-ACIYX)
     Advisor Class-ABPYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

  DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS..  39

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A  (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES     TO NEW INVESTORS)    SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)         4.00%(b)        1.00%(c)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None            None
                                                                                                CLASS
                                                                                ADVISOR CLASS R, K AND I
                                                                                   SHARES       SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None         None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None         None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                                                        None         None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     .65%    .65%    .65%       .65%       .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                            .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses
  Transfer Agent                                                    .09%    .10%    .09%       .09%       .26%    .20%    .12%
  Other Expenses                                                    .03%    .03%    .03%       .03%       .03%    .03%    .03%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                                .12%    .13%    .12%       .12%       .29%    .23%    .15%
                                                                  ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Portfolios)             .29%    .29%    .29%       .29%       .29%    .29%    .29%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses                           1.31%   2.07%   2.06%      1.06%      1.73%   1.42%   1.09%
                                                                  ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                        (.12)%  (.12)%  (.12)%     (.12)%     (.12)%  (.12)%  (.12)%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                             1.19%   1.95%   1.94%       .94%      1.61%   1.30%    .97%
                                                                  ======  ======  ======     ======     ======  ======  ======
-------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)In connection with its investments in AllianceBernstein Multi-Manager
   Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2015.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  541  $  598  $  297     $   96     $  176  $  145  $  111
After 3 Years   $  811  $  837  $  634     $  325     $  520  $  424  $  321
After 5 Years   $1,102  $1,103  $1,097     $  573     $  888  $  725  $  549
After 10 Years  $1,927  $2,196  $2,380     $1,283     $1,923  $1,580  $1,202
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  198  $  197
After 3 Years   $  637  $  634
After 5 Years   $1,103  $1,097
After 10 Years  $2,196  $2,380
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to achieve its objective by investing in a combination of
Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the
Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments
(described below). The Strategy targets a weighting of approximately 67% of
Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying
Portfolios that invest primarily in diversification investments. Normally, the
Strategy's targeted blend for its traditional equity investments is an equal weighting of growth and value style Underlying Portfolios (50% each).

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the
Strategy's investments in growth and value and U.S. and non-U.S. Underlying
Portfolios to vary in response to market conditions, but ordinarily only by
(+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to (+/-)10% of the
Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

ASSET CLASS   UNDERLYING PORTFOLIO                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        U.S. Large Cap Growth                                      15.25%
              -----------------------------------------------------------------
              U.S. Value                                                 15.25%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Growth                                   5.00%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Value                                    5.00%
              -----------------------------------------------------------------
              International Growth                                       13.25%
              -----------------------------------------------------------------
              International Value                                        13.25%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                      14.00%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                       12.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     7.00%
-------------------------------------------------------------------------------

For the traditional equity component, in addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges.
Within each of the value and growth components, the Strategy's targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

                                                                             5

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 12% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the
Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this
Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.

For the Underlying Portfolios' traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions
(U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The
Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, U.S. or
   non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's net asset value, or NAV, when one of these investments is performing more poorly than another.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

 04       05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   -------
13.68%  10.88%  17.48%  6.06%  -43.44%  32.20%  12.86%  -8.88%  13.76%    23.75%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 19.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-24.07%, 4TH QUARTER, 2008.

                                                                             7

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                              18.50% 12.87%   5.00%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                              17.83% 12.58%   4.58%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares  10.73% 10.31%   3.99%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              18.89% 13.04%   4.83%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              21.90% 13.04%   4.70%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              24.21% 14.22%   5.77%
-------------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                              23.36% 13.48%   5.09%
-------------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                              23.75% 13.84%   5.43%
-------------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                              24.12% 14.19%   5.76%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
MSCI ACWI ex US Index
(reflects no deduction for fees, expenses, or taxes)                            15.29% 12.81%   7.57%
-------------------------------------------------------------------------------------------------------
60% S&P 500 Index/40% MSCI ACWI ex US Index/#/
(reflects no deduction for fees, expenses, or taxes)                            25.38% 15.97%   7.57%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class
   R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class R and Class K shares and the lower expense ratio of Class I shares, respectively.

#  The information in the 60% S&P 500 Index/40% MSCI ACWI ex US Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A  (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES     TO NEW INVESTORS)    SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               4.25%            None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)         4.00%(b)        1.00%(c)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None             None            None
                                                                                                CLASS
                                                                                ADVISOR CLASS R, K AND I
                                                                                   SHARES       SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None         None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None         None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                                                        None         None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     .55%    .55%    .55%       .55%       .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                            .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses
  Transfer Agent                                                    .13%    .13%    .13%       .13%       .26%    .20%    .12%
  Other Expenses                                                    .04%    .04%    .04%       .04%       .04%    .04%    .04%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                                .17%    .17%    .17%       .17%       .30%    .24%    .16%
                                                                  ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Portfolios)             .21%    .21%    .21%       .21%       .21%    .21%    .21%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses                           1.18%   1.93%   1.93%      0.93%      1.56%   1.25%    .92%
                                                                  ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                        (.08)%  (.08)%  (.08)%     (.08)%     (.08)%  (.08)%  (.08)%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                             1.10%   1.85%   1.85%      1.85%      1.48%   1.17%   0.84%
                                                                  ======  ======  ======     ======     ======  ======  ======
-------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)In connection with its investments in AllianceBernstein Multi-Manager
   Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2015.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver

                                                                             9

remains in effect as agreed upon and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  532  $  588  $  288     $   87     $  159  $  127  $   94
After 3 Years   $  776  $  798  $  598     $  288     $  476  $  380  $  276
After 5 Years   $1,039  $1,034  $1,034     $  507     $  816  $  652  $  474
After 10 Years  $1,789  $2,052  $2,247     $1,136     $1,777  $1,429  $1,045
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  188  $  188
After 3 Years   $  598  $  598
After 5 Years   $1,034  $1,034
After 10 Years  $2,052  $2,247
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to achieve its objective by investing in a combination of
Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the
Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the
Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments (described below)
to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 39% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the
Strategy's investments in equity and debt, growth and value, and in U.S. and
non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Strategy's net assets.
Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the
Adviser's assessment of market conditions.

ASSET CLASS   UNDERLYING PORTFOLIO                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        U.S. Large Cap Growth                                       9.50%
              -----------------------------------------------------------------
              U.S. Value                                                  9.50%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Growth                                   2.25%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Value                                    2.25%
              -----------------------------------------------------------------
              International Growth                                        7.50%
              -----------------------------------------------------------------
              International Value                                         7.50%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                      16.50%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                        8.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     4.50%
              -----------------------------------------------------------------
              Bond Inflation Protection                                   7.50%
-------------------------------------------------------------------------------
BOND          High-Yield                                                  6.50%
              -----------------------------------------------------------------
              Global Core Bond                                           18.50%
-------------------------------------------------------------------------------

Within the Strategy's traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 8% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 17% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the
Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this
Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.

For the Underlying Portfolios' traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The
Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments for the Underlying Portfolios'
traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but will also include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

                                                                             11

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of the
   Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds")
   are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

..  FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than another.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  04      05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   -------
11.41%   7.73%  13.88%  5.13%  -32.31%  30.18%  11.96%  -3.61%  11.70%    14.11%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 16.14%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-16.80%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                               9.28% 11.39%   5.25%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                               7.79% 10.57%   4.41%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.40%  8.85%   3.97%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               9.36% 11.57%   5.09%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              12.36% 11.58%   4.96%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              14.52% 12.70%   6.03%
-------------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                              13.75% 11.96%   5.34%
-------------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                              14.13% 12.32%   5.68%
-------------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                              14.47% 12.68%   6.02%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                            -2.02%  4.44%   4.55%
-------------------------------------------------------------------------------------------------------
65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index/#/
(reflects no deduction for fees, expenses, or taxes)                            19.33% 13.37%   6.67%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for other classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class
   R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class R and Class K shares and the lower expense ratio of Class I shares, respectively.

#  The information in the 65% S&P 500 Index/35% Barclays Capital U.S. Aggregate
   Bond Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

                                                                             13

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A  (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES     TO NEW INVESTORS)    SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)         4.00%(b)        1.00%(c)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None            None
                                                                                                CLASS
                                                                                ADVISOR CLASS R, K AND I
                                                                                   SHARES       SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None         None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None         None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                                                        None         None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     .55%    .55%    .55%       .55%       .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                            .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses
  Transfer Agent                                                    .13%    .14%    .14%       .14%       .26%    .19%    .12%
  Other Expenses                                                    .09%    .09%    .09%       .09%       .09%    .09%    .09%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                                .22%    .23%    .23%       .23%       .35%    .28%    .21%
                                                                  ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Portfolios)             .16%    .16%    .16%       .16%       .16%    .16%    .16%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses                           1.18%   1.94%   1.94%       .94%      1.56%   1.24%    .92%
                                                                  ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                        (.06)%  (.06)%  (.06)%     (.06)%     (.06)%  (.06)%  (.06)%
                                                                  ------  ------  ------     ------     ------  ------  ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                             1.12%   1.88%   1.88%       .88%      1.50%   1.18%   0.86%
                                                                  ======  ======  ======     ======     ======  ======  ======
-------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)In connection with its investments in AllianceBernstein Multi-Manager
   Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2015.

                                                                             15

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  534  $  591  $  291     $   90     $  159  $  126  $   94
After 3 Years   $  778  $  803  $  603     $  294     $  480  $  381  $  281
After 5 Years   $1,041  $1,041  $1,041     $  514     $  825  $  655  $  483
After 10 Years  $1,791  $2,062  $2,259     $1,149     $1,797  $1,438  $1,067
-----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  191  $  191
After 3 Years   $  603  $  603
After 5 Years   $1,041  $1,041
After 10 Years  $2,062  $2,259
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to achieve its objective by investing in a combination of
Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the
Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments
(described below) to produce the desired risk/return profile of the Strategy.
The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the
Strategy's investments in equity and debt, growth and value, and in U.S. and
non-U.S. company Underlying Portfolios to vary in response to market conditions, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the
Adviser's assessment of market conditions.

ASSET CLASS   UNDERLYING PORTFOLIO                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        U.S. Large Cap Growth                                       5.25%
              -----------------------------------------------------------------
              U.S. Value                                                  5.25%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Growth                                   0.75%
              -----------------------------------------------------------------
              U.S. Small/Mid-Cap Value                                    0.75%
              -----------------------------------------------------------------
              International Growth                                        4.00%
              -----------------------------------------------------------------
              International Value                                         4.00%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                      11.50%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                        6.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     1.50%
              -----------------------------------------------------------------
              Bond Inflation Protection                                   9.50%
-------------------------------------------------------------------------------
BOND          Global Core Bond                                           24.00%
              -----------------------------------------------------------------
              Short Duration                                             27.50%
-------------------------------------------------------------------------------

Within the Strategy's traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies.

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 6% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 2% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 12% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the
Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this
Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.

For the Underlying Portfolios' traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The
Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments for the Underlying Portfolios'
traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities of the Short Duration Bond
Underlying Portfolio and Global Core Bond Underlying Portfolio in which the
Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

                                                                             17

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of the
   Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds")
   are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

..  FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than another.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  04      05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   ------
 8.06%   4.33%   9.58%  4.70%  -19.29%  19.06%   8.59%  -0.05%   7.06%    6.31%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 9.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-9.60%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                               1.82%  7.10%   3.93%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                               0.61%  6.29%   3.01%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares   1.10%  5.30%   2.80%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               1.54%  7.23%   3.79%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               4.56%  7.27%   3.65%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                               6.58%  8.34%   4.70%
-------------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                               5.90%  7.62%   4.04%
-------------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                               6.23%  7.96%   4.36%
-------------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                               6.58%  8.30%   4.67%
-------------------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                            -2.02%  4.44%   4.55%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index/#/
(reflects no deduction for fees, expenses, or taxes)                             9.03%  9.31%   5.81%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class
   R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class R and Class K shares and the lower expense ratio of Class I shares, respectively.

#  The information in the 65% Barclays Capital U.S. Aggregate Bond Index/35%
   S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

                                                                             19

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A  (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES     TO NEW INVESTORS)    SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)         4.00%(b)        1.00%(c)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None            None

                                                                                ADVISOR CLASS
                                                                                   SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                           .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                  .25%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          .02%    .04%    .03%       .02%
  Other Expenses                                                                          .08%    .08%    .08%       .08%
                                                                                        ------  ------  ------     ------
Total Other Expenses                                                                      .10%    .12%    .11%       .10%
                                                                                        ------  ------  ------     ------
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   .17%    .17%    .17%       .17%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses                                                 1.17%   1.94%   1.93%       .92%
                                                                                        ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                              (.08)%  (.08)%  (.08)%     (.08)%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.09%   1.86%   1.85%      0.84%
                                                                                        ======  ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)In connection with its investments in AllianceBernstein Multi-Manager
   Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2015.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  531  $  589  $  288     $   86
After 3 Years   $  773  $  801  $  598     $  285
After 5 Years   $1,034  $1,040  $1,034     $  501
After 10 Years  $1,778  $2,058  $2,247     $1,124
-----------------------------------------------------

                                                                             21

You would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  189  $  188
After 3 Years   $  601  $  598
After 5 Years   $1,040  $1,034
After 10 Years  $2,058  $2,247
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying
Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy's investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately
28% in diversification investments (described below). In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the
Strategy, with approximately 60% of each equity style invested in U.S.
companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in traditional equity growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by (+/-)5% of the
Strategy's net assets. Beyond those ranges, the Adviser will rebalance the
Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

ASSET CLASS   INVESTMENT COMPONENT                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        Growth                                                     21.75%
              -----------------------------------------------------------------
              Value                                                      21.75%
              -----------------------------------------------------------------
              International Growth                                       14.50%
              -----------------------------------------------------------------
              International Value                                        14.50%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                      15.00%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                        8.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     4.50%
-------------------------------------------------------------------------------

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 8% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 5% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 15% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the
Adviser will reduce the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.

For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The
Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

..  FOREIGN (NON-U.S.) RISK: The Strategy's investments in securities of
   non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  ALLOCATION RISK: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S.
   securities, or diversification strategies, may have a more significant effect on the Strategy's NAVwhen one of these investments is performing more poorly than another.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

                                                                             23

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

 04       05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   ------
12.03%  11.94%  14.20%  6.41%  -42.64%  29.08%   9.48%  -8.43%  13.94%   26.48%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 18.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-21.68%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                              21.13% 12.30%   4.55%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                              20.30% 12.00%   4.31%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares  12.19%  9.82%   3.65%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              21.51% 12.42%   4.40%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              24.53% 12.46%   4.27%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              26.77% 13.58%   5.31%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
MSCI ACWI Ex US Index
(reflects no deduction for fees, expenses, or taxes)                            15.29% 12.81%   7.57%
-------------------------------------------------------------------------------------------------------
60% S&P 500 Index/40% MSCI ACWI Ex US Index/#/
(reflects no deduction for fees, expenses, or taxes)                            25.38% 15.97%   7.57%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for other classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

#  The information in the 60% S&P 500 Index/40% MSCI ACWI Ex US Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

                                                                             25

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A  (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES     TO NEW INVESTORS)    SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None            None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)         4.00%(b)        1.00%(c)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None            None

                                                                                ADVISOR CLASS
                                                                                   SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that pay each year as a percentage of the value of your investment)

                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                           .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                  .25%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          .09%    .10%    .10%       .09%
  Other Expenses                                                                          .28%    .28%    .28%       .28%
                                                                                        ------  ------  ------     ------
Total Other Expenses                                                                      .37%    .38%    .38%       .37%
                                                                                        ------  ------  ------     ------
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   .13%    .13%    .13%       .13%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses                                                 1.30%   2.06%   2.06%      1.05%
                                                                                        ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                              (.06)%  (.06)%  (.06)%     (.06)%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.24%   2.00%   2.00%      0.99%
                                                                                        ======  ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)In connection with its investments in AllianceBernstein Multi-Manager
   Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2015.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  546  $  603  $  303     $  101
After 3 Years   $  814  $  840  $  640     $  328
After 5 Years   $1,102  $1,103  $1,103     $  574
After 10 Years  $1,921  $2,190  $2,385     $1,277
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  203  $  203
After 3 Years   $  640  $  640
After 5 Years   $1,103  $1,103
After 10 Years  $2,190  $2,385
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy's investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29 equity securities of companies, or traditional equity investments, 41%
traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy's traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by (+/-)5% of the
Strategy's net assets. Beyond those ranges, the Adviser will rebalance the
Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

ASSET CLASS   INVESTMENT COMPONENT                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        Growth                                                      8.75%
              -----------------------------------------------------------------
              Value                                                       8.75%
              -----------------------------------------------------------------
              International Growth                                        5.75%
              -----------------------------------------------------------------
              International Value                                         5.75%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                      11.00%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                        6.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     3.00%
              -----------------------------------------------------------------
              Inflation Protected Municipals                             10.00%
-------------------------------------------------------------------------------
BOND          Intermediate Municipals                                    41.00%
-------------------------------------------------------------------------------

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 6% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 3% of its assets in this Underlying Portfolio.

                                                                             27

As part of its diversification investments, the Strategy also invests approximately 11% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the
Adviser will reduce the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends
(currently requires that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code (the
"Code") or the related rules, regulations and interpretations of the Internal
Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy may become 60% equity securities and 40% debt securities.

For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S.
and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies.

Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The
Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy's debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy
may (i) allocate approximately 10% of the Strategy's portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation (CPI) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the
Strategy's assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy's direct investments are "inflation-indexed".

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of the
   Strategy's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments.
   Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds")
   are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

..  FOREIGN (NON-U.S.) RISK: The Strategy's investments in securities of
   non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state's municipal securities, the
   Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy and may be subject to counterparty risk to a greater degree than more traditional investments.

..  ALLOCATION RISK: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S.
   securities, or diversification strategies, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than another.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

                                                                             29

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  04      05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   -------
 6.65%   6.35%   8.38%  4.89%  -20.50%  17.67%   5.90%  -0.46%   8.13%   10.16%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 11.15%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-8.42%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                               5.46%  7.18%   3.79%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                               5.28%  7.05%   3.68%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares   3.44%  5.90%   3.23%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               5.46%  7.34%   3.64%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               8.42%  7.35%   3.51%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              10.57%  8.43%   4.55%
-------------------------------------------------------------------------------------------------------
Barclays Capital 5-yr Gen'l Obl. Muni Bond Index
(reflects no deduction for fees, expenses, or taxes)                             0.66%  4.06%   3.86%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
50% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/50% S&P 500 Index/#/
(reflects no deduction for fees, expenses, or taxes)                            15.59% 11.16%   5.91%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for other classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

#  The information in the 50% Barclays Capital 5-yr Gen'l Obl. Muni Bond
   Index/50% S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in the family of AllianceBernstein Mutual Funds sponsored by
AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction
Programs for Class A Shares on page 55 of this Prospectus and in Purchase of
Shares--Sales Charge Reduction Programs for Class A Shares on page 101 of the
Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%           None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None(a)        4.00%(b)        1.00%(c)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None            None            None

                                                                                ADVISOR CLASS
                                                                                   SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                           .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                  .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          .11%    .12%    .11%       .11%
  Other Expenses                                                                          .63%    .63%    .63%       .63%
                                                                                        ------  ------  ------     ------
Total Other Expenses                                                                      .74%    .75%    .74%       .74%
                                                                                        ------  ------  ------     ------
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   .08%    .08%    .08%       .08%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses                                                 1.67%   2.38%   2.37%      1.37%
                                                                                        ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(d)                                              (.47)%  (.47)%  (.47)%     (.47)%
                                                                                        ------  ------  ------     ------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.20%   1.90%   1.90%       .90%
                                                                                        ======  ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------------
(a)Purchases of Class A shares in amounts of $1,000,000 or more may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares the CDSC is 0% after the first year.

(d)The contractual fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2015 and will continue thereafter from year-to-year unless the Adviser provides notice of termination to the
   Strategy 60 days prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  542  $  593  $  293     $   92
After 3 Years   $  885  $  897  $  695     $  388
After 5 Years   $1,252  $1,227  $1,223     $  705
After 10 Years  $2,280  $2,503  $2,670     $1,605
-----------------------------------------------------

                                                                             31

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  193  $  193
After 3 Years   $  697  $  695
After 5 Years   $1,227  $1,223
After 10 Years  $2,503  $2,670
-------------------------------

PORTFOLIO TURNOVER
The Strategy or an investment company in which the Strategy invests (an
"Underlying Portfolio") pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The
Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy's investments. The Strategy targets a weighting of 19% equity securities of companies, or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments (described below) with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the
Strategy. Within the traditional equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the
Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by (+/-)5% of the
Strategy's net assets. Beyond those ranges, the Adviser will rebalance the
Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

ASSET CLASS   INVESTMENT COMPONENT                               TARGETED BLEND
-------------------------------------------------------------------------------
EQUITY        Growth                                                      5.50%
              -----------------------------------------------------------------
              Value                                                       5.50%
              -----------------------------------------------------------------
              International Growth                                        3.75%
              -----------------------------------------------------------------
              International Value                                         3.75%
-------------------------------------------------------------------------------
DIVERSIFIERS  Volatility Management                                       9.00%
              -----------------------------------------------------------------
              Multi-Manager Alternative Strategies                        4.00%
              -----------------------------------------------------------------
              Multi-Asset Real Return                                     1.00%
              -----------------------------------------------------------------
              Inflation Protected Municipals                             10.00%
-------------------------------------------------------------------------------
BOND          Intermediate Municipals                                    27.50%
              -----------------------------------------------------------------
              Short Term Municipals                                      30.00%
-------------------------------------------------------------------------------

The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies, through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long-short equity, special situations, credit and global macro. The Strategy invests approximately 4% of its assets in this Underlying
Portfolio. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying
Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. The Strategy invests approximately 1% of its assets in this Underlying Portfolio.

As part of its diversification investments, the Strategy also invests approximately 9% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. This Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the
Strategy's investments in equity securities.

For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S.
and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the
Adviser's internal growth research staff, which follows over 1,500 U.S. and
non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S.
and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The
Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy's traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Underlying Portfolio, the Strategy
may (i) allocate approximately 10% of the Strategy's portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation (CPI) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the
Strategy's assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy's direct investments are "inflation-indexed".

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

                                                                             33

..  INTEREST RATE RISK: Changes in interest rates will affect the value of the
   Strategy's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments.
   Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds")
   are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

..  FOREIGN (NON-U.S.) RISK: The Strategy's investments in securities of
   non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

..  MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy's investments in municipal securities.
   These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state's municipal securities, the
   Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Strategy and may be subject to counterparty risk to a greater degree than more traditional investments.

..  ALLOCATION RISK: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S.
   securities, or diversification strategies, may have a more significant effect on the Strategy's net asset value when one of these investments is performing more poorly than another.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed from year to year over the life of the Strategy; and

..  how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at
www.AllianceBernstein.com (click on "Individuals--U.S." then "Products &
Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  04      05      06     07      08       09      10      11      12       13
------  ------  ------  -----  -------  ------  ------  ------  ------   ------
 4.12%   4.15%   5.93%  4.61%  -13.57%  13.57%   3.75%   0.24%   5.54%    5.81%

During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 7.48%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-5.94%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                                1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                               1.33%  4.78%   2.75%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                               0.60%  4.57%   2.54%
               ------------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Strategy Shares   1.39%  3.97%   2.44%
-------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               1.11%  4.95%   2.62%
-------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               4.12%  4.96%   2.48%
-------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                               6.24%  6.03%   3.51%
-------------------------------------------------------------------------------------------------------
Barclays Capital 5-yr Gen'l Obl. Muni Bond Index
(reflects no deduction for fees, expenses, or taxes)                             0.66%  4.06%   3.86%
-------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            32.39% 17.94%   7.41%
-------------------------------------------------------------------------------------------------------
70% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/30% S&P 500 Index/#/
(reflects no deduction for fees, expenses, or taxes)                             9.40%  8.35%   5.16%
-------------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for other classes of shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

#  The information in the 70% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/
   30% S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2013      Senior Vice President of the Adviser
Christopher H. Nikolich     Since 2000      Senior Vice President of the Adviser
Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 36 of this Prospectus.

                                                                             35

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND
FINANCIAL INTERMEDIARIES:

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS

                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                    $50
IRAs (Class B shares are not currently offered to new investors)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500               $50
                                                                                         If initial investment is
                                                                                        less than $2,500, then $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or              None                    None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I shares are available at net          None                    None
asset value, or NAV, without an initial sales charge, to 401(k)
plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy.
---------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the
"Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box
786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each
Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Each
Underlying Portfolio, with the exception of the ALLIANCEBERNSTEIN MULTI-MANAGER
ALTERNATIVE STRATEGIES FUND, is a series of the AllianceBernstein Pooling
Portfolios ("Pooling"). ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE STRATEGIES
FUND is a series of AllianceBernstein Cap Fund, Inc. ("Cap Fund"). Additional
details are available in each Underlying Portfolio's prospectus or SAI. You may request a free copy of an Underlying Portfolio's prospectus and/or SAI by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003
By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies although it may also invest in foreign securities.
The Portfolio invests primarily in domestic equity securities of companies selected for their growth potential within various market sectors. The
Portfolio emphasizes investments in large, seasoned companies. The Adviser focuses on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index.
While the market capitalization of companies in the Russell 1000(R) Growth
Index ranged from $2.2 billion to $545.2 billion as of May 31, 2014, this
Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. market. The Portfolio's investment policies emphasize investment in companies that the Adviser considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of the Adviser's internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-capitalization companies. For these purposes, "small-
and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2013, there were approximately 4,292 companies within the lowest 25% of the total U.S.
equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $14.2 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define small-
and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with the potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The
Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The
Portfolio may invest in foreign securities.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S.
companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For the purpose of this policy, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500/TM/ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell
2500/TM/ Value Index. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of May 31, 2014, the market capitalization of companies in the Russell 2500/TM/ Value Index ranged from approximately $169 million to approximately $9.4 billion.

                                                                             37

The Portfolio invests in companies determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the
Portfolio, the Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in an international portfolio of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated or overlooked--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased consumer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more)
other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. The Portfolio may invest in synthetic foreign equity securities. The Adviser expects that normally the
Portfolio's portfolio will tend to emphasize investments in larger capitalization companies.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

This Portfolio normally invests in companies in at least three countries other than the United States. This Portfolio's investment policies emphasize investment in companies that the Adviser determines to be undervalued using a fundamental value approach. In selecting securities for this Portfolio, the
Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN VOLATILITY MANAGEMENT PORTFOLIO has an investment objective of seeking total return from growth of capital and income. This Portfolio is designed to reduce the overall portfolio volatility and equity exposure of a blended style investor, such as a Strategy, particularly in extreme market environments. By reducing the overall equity exposure of a Strategy, the
Portfolio seeks to reduce the volatility of the Strategy's overall portfolio and therefore reduce the volatility's negative impact on returns. The Portfolio will invest opportunistically in a wide range of instruments, including both physical commodities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the Strategy's overall portfolio. Therefore, in times when the Adviser determines equity market risk to be "normal" and/or that the risk is appropriate to the return potential presented, the Portfolio's assets will be invested predominantly in equities. When the Adviser determines that the risks in the equity markets have risen disproportionately to the potential returns offered, the Portfolio will respond defensively by seeking exposure to bonds or other fixed-income investments, real estate-related investments, commodity-linked investments or other instruments. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risks in the equity markets and that consequently its performance may suffer.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND has an investment objective of seeking long-term capital appreciation. The Fund invests primarily in non-traditional and alternative investment management strategies, including principally, (i) long/short equity, (ii) special situations, (iii) credit and
(iv) global macro. In order to implement these strategies, the Adviser allocates the Fund's assets among multiple investment sub-advisers. The Adviser may also manage a portion of the Fund's assets directly. The Adviser may determine to allocate the Fund's assets to sub-advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the
Fund's assets to sub-advisers employing other strategies, including, but not limited to, emerging markets, currency, quantitative and real estate-related assets strategies. The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund's net assets. The Fund will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. The Fund expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States, commodities, commodity-related stocks, real estate securities, utility securities, infrastructure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate).

This Portfolio's investments, other than inflation-indexed securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real estate equity securities.

The Portfolio may invest significantly in derivatives, such as options, futures, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO has an investment objective of seeking to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as inflation (CPI) or total return swaps linked to TIPS. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities. In addition, in seeking to maximize real return, the
Portfolio may invest in other fixed-income investments such as U.S. and
non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in lower-rated securities ("junk bonds"). ALLIANCEBERNSTEIN
HIGH-YIELD PORTFOLIO has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio invests in a diversified mix of high yield, below investment grade debt securities, commonly known as "junk bonds". This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. In addition to
U.S. fixed-income securities, the Portfolio may invest in
U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

ALLIANCEBERNSTEIN GLOBAL CORE BOND PORTFOLIO (formerly, the AllianceBernstein
Intermediate Duration Bond Portfolio) has an investment objective of seeking to provide a moderate to high rate of income that is subject to taxes. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. Under normal market conditions, the Portfolio invests at least
80% of its assets in fixed-income securities of non-U.S. issuers located in at least three countries. To reduce volatility, the Adviser may hedge most of the currency exposure associated with its investments in
non-U.S. Dollar-denominated fixed-income securities, principally through the use of currency forwards and futures. This Portfolio may invest in many types of medium-quality debt securities, including corporate bonds, notes, U.S.
Government and agency securities, asset-backed securities, mortgage-related securities, and IPS, as well as securities of U.S. and non-U.S. issuers.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate rate of income that is subject to taxes. The
Portfolio invests primarily in investment grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of U.S. and non-U.S. issuers. The Portfolio may also invest up to
20% of its assets in debt securities denominated in currencies other than the
U.S. Dollar. This Portfolio may also invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities.

DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN BALANCED
WEALTH STRATEGY and ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY will engage indirectly in one or more of the following investment practices listed below by investing in Underlying Portfolios. For the purposes of this discussion, references to a Strategy include an Underlying Portfolio. ALLIANCEBERNSTEIN
TAX-MANAGED WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN TAX-MANAGED
BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH
STRATEGY will primarily engage or invest directly in one or more of the following investment practices, but also indirectly through investments in certain of the Underlying Portfolios. Most of these investment practices are discretionary, meaning the Adviser may or may not decide to use them.

DERIVATIVES
Each Strategy may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

                                                                             39

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where the Strategy's derivative trade counterparty is an exchange or clearinghouse and non-cleared, bilateral "over-the-counter" transactions, where the Strategy's derivative trade counterparty is a financial institution.
Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non-deliverable forward, by a cash payment at maturity. The
   Strategies' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". A Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the
   U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the
   Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and
   Strategies--Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The
   Strategies' investments in options include the following:

 - Options on Foreign Currencies. A Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency denominated securities held by a
   Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs. A Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and
   Strategies--Currency Transactions".

 - Options on Securities. A Strategy may purchase or write a put or call option on securities. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a
   Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds, or ETFs, at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result, for the call options, from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Strategies' investments in swap transactions include the following:

 - Currency Swaps. A Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Strategy expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate swap transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a
   Strategy's portfolio or to protect against an increase in the price of securities a Strategy anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price

                                                                             41

   Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Total Return Swaps. A Strategy may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the agreement, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which will be either (i) the "par value"
   (face amount) of the reference obligation in which case the Strategy will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the
   Strategy, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Strategy. If the reference obligation is a defaulted security, physical delivery of the security will cause the Strategy to hold a defaulted security. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract.
   However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Strategies may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Strategies will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
   (non-U.S.) risk and currency risk.

ADJUSTABLE RATE SECURITIES
Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans.
Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ASSET-BACKED SECURITIES
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured.
These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles)
securing certain contracts, or other factors.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. ("Moody's") or BBB-
or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings
("Fitch") and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward

                                                                             43

commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("SEC") guidelines, each
Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities
(securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to
Rule 144A under the Securities Act or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities
(calculated with respect to a smaller principal amount) will be reduced.
Inflation-indexed securities tend to react to change in response to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on these securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

TIPS which are issued by the U.S. Treasury, use the Consumer Price Index for
Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI.
When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Strategy may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the
"1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index.
ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A
Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an
ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Strategy's expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940
Act.

INVESTMENTS IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
A Strategy may invest in high-yield, fixed-income and convertible securities rated below investment grade at the time of purchase, or, if un-rated, judged by the Adviser to be of comparable quality. These securities (and comparable unrated securities) are commonly referred to as "junk bonds." The Strategy will generally invest in securities rated at the time of purchase at least Caa- by
Moody's or CCC- by S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of
Moody's, S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality, if the Adviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated D by S&P are in default.

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities.
These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

The Adviser will try to reduce the risk inherent in investment in below investment grade securities through credit analysis, diversification and attention to current developments and

trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for below investment grade securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Strategy's securities than would be the case if the Strategy did not invest in below investment grade securities.

MORTGAGE-BACKED SECURITIES AND RELATED RISKS
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investments in the real estate industry in general. The value of mortgage-backed or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-backed securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, or
SMBS, and other types of mortgage-backed securities that may be available in the future.

MUNICIPAL SECURITIES
Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include
"private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith and credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years, unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board of Trustees ("Board"), the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY depends in part on the continuing ability of the issuers of municipal securities in which the
Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals that would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating
may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the
Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by
Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon

                                                                             45

enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

NON-TRADITIONAL AND ALTERNATIVE INVESTMENT STRATEGIES
The Strategies' investments in ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE
STRATEGIES FUND may utilize all or some of the following investment strategies:

..  LONG/SHORT EQUITY. A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Sub-advisers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called "going long") and sell securities short in the expectation that they will decrease in value (called
   "going short"). Long/short equity sub-advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

  Sub-advisers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry.
  Sub-advisers make use of research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. A sub-adviser attempts to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk.
  Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. Sub-advisers may also take an active role in determining the event's outcome. A long/short equity strategy can be affected in a variety of different manners, and the Adviser may allocate Fund assets to sub-advisers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

..  SPECIAL SITUATIONS. Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. A sub-adviser employing aspecial situations strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The relevant sub-advisers may take an active role in determining the event's outcome. If the event fails to occur or it does not have the effect foreseen, losses can result. Typically, special situations sub-advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund's assets are expected to be allocated among sub-advisers that focus on a variety of special situations strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies.

  Sub-advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events). These sub-advisers may utilize techniques involving, among other things, both discretionary and systematic analysis, combinations of top-down and bottom-up theses, quantitative and fundamental approaches, and long- and short-term holding periods, and this type of investment may involve almost any type of security, derivative, claim or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments. Sub-advisers in this category may also employ a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets.

..  CREDIT. Sub-advisers that employ credit strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as "junk bonds"). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

  Sub-advisers investing in the credit sector often pursue distressed or high yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

  Sub-advisers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument's ratings, expectation that a reorganization will provide greater value, or other business factors that a sub-adviser believes the marketplace has not yet reflected.

  Often, a Sub-adviser following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Sub-advisers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies' liabilities. Sub-advisers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

  Sub-advisers in the credit sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

..  GLOBAL MACRO. Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than "bottom-up" individual security analysis, as the primary basis for management. Sub-advisers using these strategies generally may invest in all major markets-equities, bonds, currencies and commodities-though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts.
   Sub-advisers employing a global macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these sub-advisers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some sub-advisers may use a combination of approaches. Sub-advisers employing a global macro approach typically trade in very liquid, deep markets which may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

..  POTENTIAL FOR INVESTMENT IN OTHER STRATEGIES. The Adviser may determine to allocate the Fund's assets to sub-advisers employing all or a subset of the strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the
   Fund's assets to sub-advisers employing other strategies not described in this Prospectus. The Adviser may seek to identify and exploit other strategies that it believes may generate attractive long-term risk-adjusted returns, and may allocate Fund assets to sub-advisers that utilize any number of strategies, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

PREFERRED STOCK
Each Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile that non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Strategies,
REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

                                                                             47

Each Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/ sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
Each Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategies' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Strategy forgoes principal and interest paid on the securities. A Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the
Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a
Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

STRUCTURED PRODUCTS
A Strategy may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities. commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Strategy to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator
(for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments.
Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Strategy may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Strategy may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Strategy's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule
144A Securities so that they may be freely traded among institutional buyers.
However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING RATE SECURITIES
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates.
Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds.
Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Strategies involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Strategy that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will

                                                                             49

monitor the effect of any such factor or factors on a Strategy's investments.
Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Argentina                              Hungary                   Peru
Belarus                                India                     Philippines
Belize                                 Indonesia                 Poland
Brazil                                 Iraq                      Russia
Bulgaria                               Ivory Coast               Senegal
Chile                                  Jamaica                   Serbia
China                                  Jordan                    South Africa
Colombia                               Kazakhstan                South Korea
Croatia                                Lebanon                   Sri Lanka
Dominican Republic                     Lithuania                 Taiwan
Ecuador                                Malaysia                  Thailand
Egypt                                  Mexico                    Turkey
El Salvador                            Mongolia                  Ukraine
Gabon                                  Nigeria                   Uruguay
Georgia                                Pakistan                  Venezuela
Ghana                                  Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Strategy that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or
non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Strategy may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Strategy's NAV to fluctuate.

LEVERAGE
A Strategy's investments in certain derivatives may effectively leverage the
Strategy's portfolio. This means that the Strategy uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the
NAV of the shares. So long as the Strategy is able to realize a return on its investments made with leveraged cash that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher net return than if the Strategy were not leveraged. If the carrying costs of leveraged transactions approach the return on the Strategy's investments made through leverage, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

RISKS OF INVESTMENTS IN FIXED-INCOME SECURITIES
The value of a Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise.
Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, a Strategy may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and
BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

UNRATED SECURITIES
Unrated securities will also be considered for investment by the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not
available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Strategies' Board or the Underlying Portfolios' Boards, which include the
Pooling Board of Trustees and the Cap Fund Board of Directors (together, the
"Underlying Portfolio Boards"), may change a Strategy's or an Underlying
Portfolio's investment objective without shareholder approval. The Strategy or the Underlying Portfolio will provide shareholders with 60 days' prior written notice of any change to the Strategy's or Underlying Portfolio's investment objective. Unless otherwise noted, all other policies of a Strategy or the
Underlying Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Strategy may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Strategy)
debt securities. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

                                                                             51

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each
Strategy offers seven classes of shares through this Prospectus except for the
Tax-Managed Wealth Strategies, which offer four classes of shares through this
Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of Strategy shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a
Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES
CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Strategy's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE STRATEGIES TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter,
AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial intermediary must receive your purchase request by the
Strategy Closing Time, which is the close of regular trading on any day the
Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Strategy Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
   100 employees.

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP
RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link,
AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

Class I shares are also available to certain institutional clients of the
Adviser who invest at least $2,000,000 in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class
I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs,
SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the
AllianceBernstein-sponsored group retirement plan programs known as the
"Informed Choice" programs.

REQUIRED INFORMATION
Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, that Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry
Regulatory Authority, or FINRA, member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan record-keepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Strategy shares, including minimum and maximum investment requirements. A Strategy is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Strategy has adopted a plan under SEC Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Strategy's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Strategy's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None

*The Rule 12b-1 Plan for the Class A shares provides for payments of up to
 0.50% of aggregate average daily net assets, although the Strategies' Board currently limits the payments to 0.30%.

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price
(or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS or QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

                                                                             53

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES.
Each Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management
   Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Strategy's shares, and employees of the Adviser.

Please see the Strategies' SAI for more information about purchases of Class A shares without sales charges.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE.
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE STRATEGIES TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares.
The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein
Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of
CollegeBoundfund units.

Class C shares do not convert to any other class of Strategy shares.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K AND CLASS I SHARES.
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A STRATEGY OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S." then "Investor Resources--Understanding Sales Charges").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a
Strategy with the higher of cost or NAV of existing investments in that
Strategy, any other AllianceBernstein Mutual Fund, any AllianceBernstein
Institutional Fund and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of
21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Strategy into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Strategies offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in
Class A shares of a Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE
PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the
LETTER OF INTENT. If an investor fails to invest the total amount stated in the
LETTER OF INTENT, a Strategy will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account.
A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other
AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Strategies or a financial intermediary; and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

                                                                             55

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or
CDSC, in the same class of additional shares of a Strategy. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than
$25.00 will automatically be reinvested in shares of the Strategy. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Strategy may reinvest your distribution check (and future checks) in additional shares of the Strategy if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a
Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Strategies' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same Strategy, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

..  whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY
   DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the
Strategies' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
STRATEGY SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the
Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $22 million. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein
Mutual Funds, or approximately $21 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Management of the Strategies--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual
Strategy Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE STRATEGIES,
  THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY
  RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL
  ADVISOR AT THE TIME OF PURCHASE.

                                                                             57

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  JP Morgan Securities
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  UBS Financial Services
  Wells Fargo Advisors

Although the Strategies may use brokers and dealers that sell shares of the
Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares or, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form.
All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, you must submit your exchange request by the Strategy
Closing Time on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the
Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by the Strategy Closing Time and submit it to a Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC.
Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A STRATEGY
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Strategy
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a
   Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in
Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell portfolio securities at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Strategies that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Strategy ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price
(referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a
Strategy irrespective of its investments in securities of foreign issuers. Any
Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All
Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

                                                                             59

..  ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The
   Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the
   Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the
   Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of
   Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES
The price of each Strategy's shares is based on its NAV, which in turn may be based on the NAVs of the Underlying Portfolios in which it invests. Each
Strategy's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

Each Strategy (including each Underlying Portfolio) values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value"
as determined in accordance with procedures established by and under the general supervision of the Board and the Underlying Portfolio Boards. When a
Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Strategy may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the oversight of the Board and the Underlying Portfolio Boards, the
Board and the the Underlying Portfolio Boards have delegated responsibility for valuing a Strategy's or Underlying Portfolio's assets to the Adviser. The
Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board and the the Underlying Portfolio
Boards, to value the Strategy's or Underlying Portfolio's assets on behalf of the Strategy or Underlying Portfolio. The Valuation Committee values Strategy or Underlying Portfolio assets as described above. More information about the valuation of a Strategy's or an Underlying Portfolio's assets is available in their SAIs.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of March 31, 2014 totaling approximately $454 billion (of which more than $91 billion represented assets of registered investment companies sponsored by the Adviser). As of
March 31, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE
100 companies), for public employee retirement funds in 27 states and the
District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, have approximately 2.8 million shareholder accounts.

The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as follows.

                                          FEE AS A PERCENTAGE OF FISCAL YEAR
STRATEGY                                    AVERAGE NET ASSETS      ENDED
----------------------------------------------------------------------------
Wealth Appreciation Strategy                       0.65%           8/31/13
Balanced Wealth Strategy                           0.55%           8/31/13
Conservative Wealth Strategy                       0.55%           8/31/13
Tax-Managed Wealth Appreciation Strategy           0.65%           8/31/13
Tax-Managed Balanced Wealth Strategy               0.55%           8/31/13
Tax-Managed Conservative Wealth Strategy           0.19%*          8/31/13

*Fee stated net of fee waiver and/or expense reimbursement. See "Fees and
 Expenses of the Strategy" in the Summary Information at the beginning of this
 Prospectus for more information about the waiver.

A discussion regarding the basis for the Board's approval of the Strategies'
investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2013.

The Adviser serves as the "manager of managers" for the Multi-Manager
Alternative Strategies Fund and, subject to oversight by that Fund's Board, has ultimate responsibility for monitoring and coordinating the management of the
Fund, including rebalancing the Fund's target asset allocations among itself and the sub-advisers, monitoring the sub-advisers for the Fund and ensuring that asset allocations are consistent with the Fund's investment guidelines.
The Adviser determines the allocations to the Fund's sub-advisers and may also manage a portion of the Fund's assets directly. The sub-advisers' fees are paid by the Adviser out of its management fee. In connection with its investments in
ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND (the "Fund"), the
Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and
(ii) reimburse the Strategy for the "Total
Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the
Strategy. This fee waiver will remain in effect until December 31, 2015.

The Adviser is also responsible for the selection and management of the
Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an
Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved
(including an Underlying Portfolio). When two or more of the clients of the
Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Strategies are made by the
Multi-Asset Solutions Team, comprised of senior portfolio managers. The
Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the
Adviser's internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the
Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Daniel J. Loewy; since 2013; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2009, and Chief
                                             Investment Officer and Co-Head of
                                             Multi-Asset Solutions.
Christopher H. Nikolich; since 2003; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Head of    with which he has been associated in a
Research and Investment Design--Defined      similar capacity to his current position
Contribution                                 since prior to 2009 and Head of
                                             Research and Investment Design--
                                             Defined Contribution.

                                                                             61

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Head of Blend  with which he has been associated in a
Strategies                                  similar capacity to his current position
                                            since prior to 2009, and Head of Blend
                                            Strategies. Prior thereto, he was Head
                                            of Institutional Investment Solutions
                                            within the Blend Team.
Vadim Zlotnikov; since 2013; Senior Vice    Senior Vice President, Chief Market
President of the Adviser                    Strategist of the Adviser, Co-Head of
                                            Multi-Asset Solutions, and Chief
                                            Investment Officer of Systematic and
                                            Index Strategies. Previously, he was
                                            Chief Investment Officer of Growth
                                            Equities since 2008 until 2010.
                                            Prior thereto, he was the Chief
                                            Investment Strategist for
                                            Sanford C. Bernstein's institutional
                                            research unit since prior to 2009.

The Strategies' SAI provides additional information about the Portfolio
Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Strategies.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Certain of the investment teams employed by the Adviser in managing each
Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the
"Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage.
The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to all the
Historical Accounts that have substantially the same investment objectives and policies and substantially similar investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the
Adviser managed the Historical Accounts through June 30, 2014. The aggregate assets for the Historical Accounts managed by each investment team as of June
30, 2014 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Board under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical
Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S.
Diversified Value, International Large Cap Value and International Large Cap
Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the month following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability"
method to assign stocks to the growth and value style indices. The term
"probability" is used to indicate the degree of certainty that a stock is value- or growth-based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth")
is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the
Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those
Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500/TM/ Index measures the performance of the small- and mid-capitalization segment of U.S. equities. It includes the approximately
2,500 of the smallest securities based on a combination of their current market cap and current index membership.

The Russell 2500/TM/ Growth Index ("Russell 2500 Growth") measures the performance of these Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500/TM/ Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-cost ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index
(the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

The unmanaged Barclays Capital U.S. Aggregate Bond Index ("Barclays Capital
Aggregate") is composed of the Mortgage-Backed Securities Index, the
Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a
broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The Barclays Capital 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Barclays Capital 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

Barclays Capital U.S High Yield--2% Issuer Cap Index ("Barclays Capital U.S.
High Yield Index") is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The Index limits the maximum exposure to any one issuer to 2%.

The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch
Treasury 1-3 Year Index") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.
If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the
Strategy's shareholders of sales charges and income taxes.

The performance data set forth below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. THE PERFORMANCE OF EACH STRATEGY
WILL BE AFFECTED BOTH BY THE PERFORMANCE OF EACH INVESTMENT TEAM MANAGING A
PORTION OF THE STRATEGY'S ASSETS AND BY THE ADVISER'S ALLOCATION OF THE
STRATEGY'S PORTFOLIO AMONG ITS VARIOUS INVESTMENT TEAMS. IF SOME OR ALL OF THE
INVESTMENT TEAMS EMPLOYED BY THE ADVISER IN MANAGING A STRATEGY WERE TO PERFORM
RELATIVELY POORLY, AND/OR IF THE ADVISER WERE TO ALLOCATE MORE OF THE
STRATEGY'S PORTFOLIO TO RELATIVELY POORLY PERFORMING INVESTMENT TEAMS, THE
PERFORMANCE OF THE STRATEGY WOULD SUFFER. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the
Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE
For periods ended June 30, 2014, with their Aggregate Assets as of June 30, 2014

INVESTMENT TEAMS AND               ASSETS                                    SINCE   INCEPTION
BENCHMARKS                      (IN MILLIONS) 1 YEAR 3 YEAR 5 YEAR 10 YEAR INCEPTION   DATES
-----------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------
US Large Cap Growth                $4075.4    29.83% 16.07% 17.25%  7.44%   13.01%   12/31/1977
Russell 1000 Growth                           26.92% 16.26% 19.24%  8.20%    N/A*
-----------------------------------------------------------------------------------------------
US Small/Mid Cap Growth            $5104.7    23.49% 13.97% 23.92%  N/A     11.66%   12/31/2004
Russell 2500 Growth                           26.26% 14.88% 21.65%  N/A      9.54%
-----------------------------------------------------------------------------------------------
US Small/Mid Cap Value             $5159.5    27.11% 16.15% 22.05% 10.23%   11.96%   12/31/2000
Russell 2500 Value                            24.94% 16.02% 21.58%  9.40%   10.30%
-----------------------------------------------------------------------------------------------
US Diversified Value               $1427.7    24.08% 16.04% 17.90%  6.16%    6.48%    3/31/1999
Russell 1000 Value                            23.81% 16.92% 19.23%  8.03%    6.58%
-----------------------------------------------------------------------------------------------
International Large Cap Growth      $152.9    19.49%  4.26%  7.47%  3.32%    5.08%   12/31/1990
MSCI EAFE Index                               23.57%  8.10% 11.77%  6.93%    6.22%
-----------------------------------------------------------------------------------------------
International Large Cap Value       $310.3    22.94%  4.84%  8.59%  5.01%    4.92%    9/30/1999
MSCI EAFE Index                               23.57%  8.10% 11.77%  6.93%    4.37%
-----------------------------------------------------------------------------------------------

                                                                             63

INVESTMENT TEAMS AND                                   ASSETS                                    SINCE   INCEPTION
BENCHMARKS                                          (IN MILLIONS) 1 YEAR 3 YEAR 5 YEAR 10 YEAR INCEPTION   DATES
-------------------------------------------------------------------------------------------------------------------
TAXABLE BOND
-------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                  $228.7     4.54% 3.76%   6.00%  4.99%    6.56%   12/31/1986
Barclays US Aggregate                                              4.37% 3.66%   4.85%  4.93%    6.73%
-------------------------------------------------------------------------------------------------------------------
U.S. High Yield                                         $642.8    12.28% 9.72%  15.53%  9.05%    8.67%   12/31/1986
Barclays Capital U.S. High-Yield Index                            11.72% 9.46%  13.92%  9.04%    8.97%
-------------------------------------------------------------------------------------------------------------------
U.S. Low Duration                                      $2752.3     1.42% 0.89%   2.48%  2.24%    3.69%   12/31/1995
BofA Merrill Lynch Treasury 1-3 Year Index                         0.76% 0.63%   1.18%  2.62%    3.85%
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------
SCB- Diversified Muni Portfolio                        $4477.8     3.32% 2.79%   3.66%  3.56%    4.84%   01/09/1989
Barclays 1 Year Muni Bond Index                                    0.96% 0.89%   1.28%  2.27%     N/A
-------------------------------------------------------------------------------------------------------------------
SCB- Short Duration Diversified Muni Portfolio          $274.6     1.07% 0.82%   1.22%  1.98%    2.84%   10/03/1994
Barclays 5 Year General Obligation Muni Bond Index                 3.78% 2.81%   3.90%  4.14%     N/A
-------------------------------------------------------------------------------------------------------------------

*The Inception Date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for U.S. Large Cap Growth Strategy and that benchmark from that date through June 30, 2014 were 13.00% and 11.17%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to the Strategies' shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies" in the
Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the
Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a
Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that
Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the
ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b)
plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a
Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided that holding period and other requirements are met by both the shareholder and
Strategy.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield
(either directly or indirectly as a result of such taxes being imposed on the
Underlying Portfolio) on those securities would be decreased. None of the
Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an
Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN
TAX-MANAGED CONSERVATIVE WEALTH STRATEGY both intend generally to qualify to pay exempt-interest dividends to their respective U.S. shareholders. These
Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. See the Strategies' SAI for a further explanation of this tax issue.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year.
You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

                                                                             65

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
Each Strategy reserves the right to close an account that has remained below
$1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same
Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the
Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

BARCLAYS CAPITAL 5-YR GEN'L OBL. MUNI BOND INDEX is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. dollar-denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly for sale in the United States.

MSCI ACWI EX U.S. INDEX is a market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging markets. The MSCI ACWI ex U.S. Index currently consists of 45 country indices comprising 22 developed country indices and 23 emerging market country indices.

S&P 500 STOCK INDEX is a stock market index containing the stocks of 500 U.S.
large-cap corporations. Widely regarded as the best single gauge of the U.S.
equities market, the S&P 500 Stock Index includes a representative sample of
500 leading companies in leading industries of the U.S. economy.

                                                                             67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each
Strategy's financial performance for the past five years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the four most recently completed fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm, and the information for the previous year has been audited by the Strategies' previous independent registered public accountants.
The report of the independent registered public accounting firm, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS A
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.36      $  11.63   $  11.26  $  10.00   $   9.89   $  13.38
                                                       --------      --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .39           .06        .10       .19        .09        .12
Net realized and unrealized gain (loss) on
 investment transactions                                   1.47          1.77        .46      1.17        .14      (2.91)
                                                       --------      --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.86          1.83        .56      1.36        .23      (2.79)
                                                       --------      --------   --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.27)         (.10)      (.19)     (.10)      (.12)      (.07)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -      - 0 -     - 0 -      - 0 -       (.63)
                                                       --------      --------   --------  --------   --------   --------
Total dividends and distributions                          (.27)         (.10)      (.19)     (.10)      (.12)      (.70)
                                                       --------      --------   --------  --------   --------   --------
Net asset value, end of period                         $  14.95      $  13.36   $  11.63  $  11.26   $  10.00   $   9.89
                                                       ========      ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 14.03%        15.86%      5.11%    13.58%      2.27%    (19.63)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $412,285      $382,178   $406,461  $471,196   $518,314   $569,413
Ratio to average net assets of:
 Expenses(c)                                               1.07%^        1.07%      1.09%     1.09%+     1.10%+     1.14%
 Net investment income                                     5.43%^         .48%       .88%     1.60%+      .86%+     1.33%
Portfolio turnover rate                                       6%            4%        29%        4%         4%         9%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS B
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.20      $  11.47   $  11.08  $   9.84   $   9.73   $  13.17
                                                       --------      --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                             .33          (.02)       .02       .10        .01        .05
Net realized and unrealized gain (loss) on
 investment transactions                                   1.46          1.75        .45      1.16        .15      (2.86)
                                                       --------      --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.79          1.73        .47      1.26        .16      (2.81)
                                                       --------      --------   --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.10)        - 0 -       (.08)     (.02)      (.05)     - 0 -
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -      - 0 -     - 0 -      - 0 -      (.63 )
                                                       --------      --------   --------  --------   --------   --------
Total dividends and distributions                          (.10)        - 0 -       (.08)     (.02)      (.05)      (.63)
                                                       --------      --------   --------  --------   --------   --------
Net asset value, end of period                         $  14.89      $  13.20   $  11.47  $  11.08   $   9.84   $   9.73
                                                       ========      ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 13.61%        15.08%      4.29%    12.76%      1.57%    (20.24)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $ 73,045      $ 77,795   $ 99,167  $135,139   $151,107   $184,655
Ratio to average net assets of:
 Expenses(c)                                               1.78%^        1.79%      1.82%     1.83%+     1.84%+     1.89%
 Net investment income (loss)                              4.65%^        (.17)%      .21%      .85%+      .13%+      .60%
Portfolio turnover rate                                       6%            4%        29%        4%         4%         9%
--------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             69

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS C
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.21      $  11.49   $  11.09  $   9.85   $   9.74   $  13.18
                                                       --------      --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                             .34          (.03)       .02       .10        .02        .05
Net realized and unrealized gain (loss) on
 investment transactions                                   1.45          1.76        .46      1.16        .14      (2.86)
                                                       --------      --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.79          1.73        .48      1.26        .16      (2.81)
                                                       --------      --------   --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.13)         (.01)      (.08)     (.02)      (.05)     - 0 -
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -      - 0 -     - 0 -      - 0 -       (.63)
                                                       --------      --------   --------  --------   --------   --------
Total dividends and distributions                          (.13)         (.01)      (.08)     (.02)      (.05)      (.63)
                                                       --------      --------   --------  --------   --------   --------
Net asset value, end of period                         $  14.87      $  13.21   $  11.49  $  11.09   $   9.85   $   9.74
                                                       ========      ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 13.63%        15.02%      4.39%    12.74%      1.57%    (20.23)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $136,925      $129,818   $141,224  $173,437   $198,641   $236,908
Ratio to average net assets of:
 Expenses(c)                                               1.78%^        1.78%      1.80%     1.80%+     1.82%+     1.86%
 Net investment income (loss)                              4.70%^        (.22)%      .19%      .88%+      .15%+      .63%
Portfolio turnover rate                                       6%            4%        29%        4%         4%         9%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                      ADVISOR CLASS
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.37      $  11.64   $  11.29  $  10.02   $   9.91   $  13.44
                                                       --------      --------   --------  --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .41           .09        .12       .22        .12        .13
Net realized and unrealized gain (loss) on
 investment transactions                                   1.47          1.79        .46      1.19        .14      (2.91)
                                                       --------      --------   --------  --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.88          1.88        .58      1.41        .26      (2.78)
                                                       --------      --------   --------  --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.33)         (.15)      (.23)     (.14)      (.15)      (.12)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -      - 0 -     - 0 -      - 0 -      (.63 )
                                                       --------      --------   --------  --------   --------   --------
Total dividends and distributions                          (.33)         (.15)      (.23)     (.14)      (.15)      (.75)
                                                       --------      --------   --------  --------   --------   --------
Net asset value, end of period                         $  14.92      $  13.37   $  11.64  $  11.29   $  10.02   $   9.91
                                                       ========      ========   ========  ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 14.18%        16.27%      5.36%    13.99%      2.54%    (19.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $883,026      $800,563   $766,969  $716,998   $595,665   $529,636
Ratio to average net assets of:
 Expenses(c)                                                .77%^         .77%       .79%      .79%+      .80%+      .84%
 Net investment income                                     5.72%^         .74%      1.07%     1.79%+     1.13%+     1.54%
Portfolio turnover rate                                       6%            4%        29%        4%         4%         9%
--------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

--------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                      CLASS R
                                                             FEBRUARY 28, 2014              YEAR ENDED AUGUST 31,
                                                                (UNAUDITED)      2013     2012     2011      2010      2009
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 13.22      $ 11.45  $ 11.07  $  9.83   $  9.75   $ 13.20
                                                                  -------      -------  -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                              .36          .03      .08      .14       .05       .08
Net realized and unrealized gain (loss) on investment
 transactions                                                        1.46         1.74      .44     1.16       .14     (2.85)
                                                                  -------      -------  -------  -------   -------   -------
Net increase (decrease) in net asset value from operations           1.82         1.77      .52     1.30       .19     (2.77)
                                                                  -------      -------  -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (.18)       - 0 -     (.14)    (.06)     (.11)     (.05)
Distributions from net realized gain on investment
 transactions                                                       - 0 -        - 0 -    - 0 -    - 0 -     - 0 -      (.63)
                                                                  -------      -------  -------  -------   -------   -------
Total dividends and distributions                                    (.18)       - 0 -     (.14)    (.06)     (.11)     (.68)
                                                                  -------      -------  -------  -------   -------   -------
Net asset value, end of period                                    $ 14.86      $ 13.22  $ 11.45  $ 11.07   $  9.83   $  9.75
                                                                  =======      =======  =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                 13.85%       15.46%    4.78%   13.21%     1.85%   (19.86)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $ 5,739      $ 5,953  $ 8,045  $17,480   $17,617   $16,317
Ratio to average net assets of:
 Expenses(c)                                                         1.44%^       1.41%    1.45%    1.46%+    1.45%+    1.45%
 Net investment income                                               5.10%^        .21%     .69%    1.17%+     .50%+     .94%
Portfolio turnover rate                                                 6%           4%      29%       4%        4%        9%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                      CLASS K
                                                             FEBRUARY 28, 2014              YEAR ENDED AUGUST 31,
                                                                (UNAUDITED)      2013     2012     2011      2010      2009
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 13.28      $ 11.57  $ 11.18  $  9.93   $  9.83   $ 13.32
                                                                  -------      -------  -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                              .38          .05      .09      .17       .08       .11
Net realized and unrealized gain (loss) on investment
 transactions                                                        1.46         1.76      .46     1.18       .15     (2.89)
                                                                  -------      -------  -------  -------   -------   -------
Net increase (decrease) in net asset value from operations           1.84         1.81      .55     1.35       .23     (2.78)
                                                                  -------      -------  -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (.26)        (.10)    (.16)    (.10)     (.13)     (.08)
Distributions from net realized gain on investment
 transactions                                                       - 0 -        - 0 -    - 0 -    - 0 -     - 0 -      (.63)
                                                                  -------      -------  -------  -------   -------   -------
Total dividends and distributions                                    (.26)        (.10)    (.16)    (.10)     (.13)     (.71)
                                                                  -------      -------  -------  -------   -------   -------
Net asset value, end of period                                    $ 14.86      $ 13.28  $ 11.57  $ 11.18   $  9.93   $  9.83
                                                                  =======      =======  =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                 13.99%       15.78%    5.07%   13.53%     2.28%   (19.66)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $18,249      $16,319  $16,616  $21,677   $20,044   $16,494
Ratio to average net assets of:
 Expenses(c)                                                         1.13%^       1.11%    1.13%    1.15%+    1.13%+    1.14%
 Net investment income                                               5.32%^        .42%     .83%    1.45%+     .78%+    1.23%
Portfolio turnover rate                                                 6%           4%      29%       4%        4%        9%
------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             71

--------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                     CLASS I
                                                             FEBRUARY 28, 2014             YEAR ENDED AUGUST 31,
                                                                (UNAUDITED)     2013    2012     2011      2010      2009
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.34       $11.61  $11.25  $  9.99   $  9.88   $ 13.41
                                                                  ------       ------  ------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                             .42          .09     .18      .22       .13       .14
Net realized and unrealized gain (loss) on
 investment transactions                                            1.46         1.77     .41     1.18       .13     (2.91)
                                                                  ------       ------  ------  -------   -------   -------
Net increase (decrease) in net asset value from operations          1.88         1.86     .59     1.40       .26     (2.77)
                                                                  ------       ------  ------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.32)        (.13)   (.23)    (.14)     (.15)     (.13)
Distributions from net realized gain on investment
 transactions                                                      - 0 -        - 0 -   - 0 -    - 0 -     - 0 -      (.63)
                                                                  ------       ------  ------  -------   -------   -------
Total dividends and distributions                                   (.32)        (.13)   (.23)    (.14)     (.15)     (.76)
                                                                  ------       ------  ------  -------   -------   -------
Net asset value, end of period                                    $14.90       $13.34  $11.61  $ 11.25   $  9.99   $  9.88
                                                                  ======       ======  ======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                14.25%       16.16%   5.43%   13.90%     2.58%   (19.38)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $4,290       $3,886  $3,934  $10,552   $11,094   $12,584
Ratio to average net assets of:
 Expenses(c)                                                         .80%^        .79%    .80%     .82%+     .80%+     .81%
 Net investment income                                              5.82%^        .72%   1.53%    1.82%+    1.18%+    1.61%
Portfolio turnover rate                                                6%           4%     29%       4%        4%        9%
----------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                           CLASS A
                                                   FEBRUARY 28, 2014                   YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)        2013       2012       2011         2010        2009
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  12.74      $  11.85     $  11.47  $  10.61    $  10.14     $  12.04
                                                       --------      --------     --------  --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .36           .23          .22       .33         .24          .27
Net realized and unrealized gain (loss) on
 investment transactions                                    .93           .89          .44       .83         .47        (1.50)
                                                       --------      --------     --------  --------    --------     --------
Net increase (decrease) in net asset value from
 operations                                                1.29          1.12          .66      1.16         .71        (1.23)
                                                       --------      --------     --------  --------    --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.38)         (.23)        (.26)     (.30)       (.24)        (.28)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -        - 0 -     - 0 -       - 0 -         (.39)
Tax return of capital                                     - 0 -          (.00)(d)     (.02)    - 0 -        (.00)(d)    - 0 -
                                                       --------      --------     --------  --------    --------     --------
Total dividends and distributions                          (.38)         (.23)        (.28)     (.30)       (.24)        (.67)
                                                       --------      --------     --------  --------    --------     --------
Net asset value, end of period                         $  13.65      $  12.74     $  11.85  $  11.47    $  10.61     $  10.14
                                                       ========      ========     ========  ========    ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 10.23%         9.49%        5.81%    10.86%       6.98%       (9.09)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)          $    766      $    732     $    791  $    927    $  1,022     $  1,069
Ratio to average net assets of:
 Expenses(c)                                               1.02%^         .99%        1.00%      .99%+       .99%+       1.01%
 Net investment income                                     5.34%^        1.87%        1.93%     2.77%+      2.19%+       3.05%
Portfolio turnover rate                                       6%            4%          34%        4%          5%           9%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                           CLASS B
                                                   FEBRUARY 28, 2014                   YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)        2013       2012       2011         2010        2009
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  12.64      $  11.80     $  11.40  $  10.55    $  10.09     $  11.97
                                                       --------      --------     --------  --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .30           .16          .14       .24         .16          .21
Net realized and unrealized gain (loss) on
 investment transactions                                    .93           .86          .43       .82         .46        (1.49)
                                                       --------      --------     --------  --------    --------     --------
Net increase (decrease) in net asset value from
 operations                                                1.23          1.02          .57      1.06         .62        (1.28)
                                                       --------      --------     --------  --------    --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.34)         (.18)        (.16)     (.21)       (.16)        (.21)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -        - 0 -     - 0 -       - 0 -         (.39)
Tax return of capital                                     - 0 -          (.00)(d)     (.01)    - 0 -        (.00)(d)    - 0 -
                                                       --------      --------     --------  --------    --------     --------
Total dividends and distributions                          (.34)         (.18)        (.17)     (.21)       (.16)        (.60)
                                                       --------      --------     --------  --------    --------     --------
Net asset value, end of period                         $  13.53      $  12.64     $  11.80  $  11.40    $  10.55     $  10.09
                                                       ========      ========     ========  ========    ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  9.88%         8.66%        5.06%    10.04%       6.16%       (9.69)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $149,967      $166,923     $230,241  $309,895    $354,756     $405,281
Ratio to average net assets of:
 Expenses(c)                                               1.72%^        1.70%        1.72%     1.72%+     1.72%+       1.74%
 Net investment income                                     4.57%^        1.26%        1.25%     2.06%+     1.47%+       2.33%
Portfolio turnover rate                                       6%            4%          34%        4%          5%           9%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             73

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                           CLASS C
                                                   FEBRUARY 28, 2014                   YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)        2013       2012       2011        2010        2009
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  12.66      $  11.82     $  11.42  $  10.56   $  10.10     $  11.98
                                                       --------      --------     --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .31           .15          .14       .24        .16          .21
Net realized and unrealized gain (loss) on
 investment transactions                                    .93           .87          .43       .83        .46        (1.49)
                                                       --------      --------     --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                1.24          1.02          .57      1.07        .62        (1.28)
                                                       --------      --------     --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.35)         (.18)        (.16)     (.21)      (.16)        (.21)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -        - 0 -     - 0 -      - 0 -         (.39)
Tax return of capital                                     - 0 -          (.00)(d)     (.01)    - 0 -       (.00)(d)    - 0 -
                                                       --------      --------     --------  --------   --------     --------
Total dividends and distributions                          (.35)         (.18)        (.17)     (.21)      (.16)        (.60)
                                                       --------      --------     --------  --------   --------     --------
Net asset value, end of period                         $  13.55      $  12.66     $  11.82  $  11.42   $  10.56     $  10.10
                                                       ========      ========     ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  9.88%         8.67%        5.08%    10.12%      6.15%       (9.69)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $271,853      $262,751     $296,426  $375,644   $430,059     $472,336
Ratio to average net assets of:
 Expenses(c)                                               1.72%^        1.69%        1.70%     1.70%+     1.70%+       1.72%
 Net investment income                                     4.62%^        1.17%        1.24%     2.07%+     1.49%+       2.37%
Portfolio turnover rate                                       6%            4%          34%        4%         5%           9%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        ADVISOR CLASS
                                                   FEBRUARY 28, 2014                   YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)        2013       2012       2011        2010        2009
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  12.79      $  11.88     $  11.51  $  10.64   $  10.17     $  12.07
                                                       --------      --------     --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .38           .27          .24       .35        .26          .30
Net realized and unrealized gain (loss) on
 investment transactions                                    .94           .89          .45       .85        .48        (1.50)
                                                       --------      --------     --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                1.32          1.16          .69      1.20        .74        (1.20)
                                                       --------      --------     --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.39)         (.25)        (.30)     (.33)      (.27)        (.31)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -        - 0 -     - 0 -      - 0 -        (.39 )
Tax return of capital                                     - 0 -          (.00)(d)     (.02)    - 0 -       (.00)(d)    - 0 -
                                                       --------      --------     --------  --------   --------     --------
Total dividends and distributions                          (.39)         (.25)        (.32)     (.33)      (.27)        (.70)
                                                       --------      --------     --------  --------   --------     --------
Net asset value, end of period                         $  13.72      $  12.79     $  11.88  $  11.51   $  10.64     $  10.17
                                                       ========      ========     ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 10.46%         9.81%        6.09%    11.24%      7.27%       (8.79)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $105,246      $ 95,982     $103,716  $103,772   $ 84,269     $ 85,434
Ratio to average net assets of:
 Expenses(c)                                                .72%^         .69%         .70%      .69%+      .69%+        .71%
 Net investment income                                     5.68%^        2.14%        2.12%     2.93%+     2.45%+       3.35%
Portfolio turnover rate                                       6%            4%          34%        4%         5%           9%
------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        CLASS R
                                                   FEBRUARY 28, 2014                YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013       2012     2011       2010       2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.69      $ 11.82     $ 11.44  $ 10.58   $ 10.12     $ 12.02
                                                        -------      -------     -------  -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .36          .20         .18      .25       .19         .23
Net realized and unrealized gain (loss)
 on investment transactions                                 .90          .87         .42      .87       .47       (1.49)
                                                        -------      -------     -------  -------   -------     -------
Net increase (decrease) in net asset value
 from operations                                           1.26         1.07         .60     1.12       .66       (1.26)
                                                        -------      -------     -------  -------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.36)        (.20)       (.20)    (.26)     (.20)       (.25)
Distributions from net realized gain on
 investment transactions                                  - 0 -        - 0 -       - 0 -    - 0 -     - 0 -        (.39)
Tax return of capital                                     - 0 -         (.00)(d)    (.02)   - 0 -      (.00)(d)   - 0 -
                                                        -------      -------     -------  -------   -------     -------
Total dividends and distributions                          (.36)        (.20)       (.22)    (.26)     (.20)       (.64)
                                                        -------      -------     -------  -------   -------     -------
Net asset value, end of period                          $ 13.59      $ 12.69     $ 11.82  $ 11.44   $ 10.58     $ 10.12
                                                        =======      =======     =======  =======   =======     =======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 10.07%        9.13%       5.35%   10.55%     6.52%      (9.37)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $13,126      $17,316     $20,020  $34,602   $24,966     $22,659
Ratio to average net assets of:
 Expenses(c)                                               1.35%^       1.35%       1.35%    1.35%+    1.35%+      1.33%
 Net investment income                                     5.28%^       1.62%       1.56%    2.08%+    1.80%+      2.59%
Portfolio turnover rate                                       6%           4%         34%       4%        5%          9%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        CLASS K
                                                   FEBRUARY 28, 2014                YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013       2012     2011       2010       2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.71      $ 11.83     $ 11.45  $ 10.60   $ 10.13     $ 12.03
                                                        -------      -------     -------  -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .33          .22         .23      .32       .22         .26
Net realized and unrealized gain (loss)
 on investment transactions                                 .96          .88         .43      .82       .49       (1.49)
                                                        -------      -------     -------  -------   -------     -------
Net increase (decrease) in net asset value
 from operations                                           1.29         1.10         .66     1.14       .71       (1.23)
                                                        -------      -------     -------  -------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.38)        (.22)       (.26)    (.29)     (.24)       (.28)
Distributions from net realized gain on
 investment transactions                                  - 0 -        - 0 -       - 0 -    - 0 -     - 0 -       (.39 )
Tax return of capital                                     - 0 -         (.00)(d)    (.02)   - 0 -      (.00)(d)   - 0 -
                                                        -------      -------     -------  -------   -------     -------
Total dividends and distributions                          (.38)        (.22)       (.28)    (.29)     (.24)       (.67)
                                                        -------      -------     -------  -------   -------     -------
Net asset value, end of period                          $ 13.62      $ 12.71     $ 11.83  $ 11.45   $ 10.60     $ 10.13
                                                        =======      =======     =======  =======   =======     =======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 10.26%        9.40%       5.85%   10.74%     6.95%      (9.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $26,901      $25,081     $30,538  $26,355   $24,859     $16,961
Ratio to average net assets of:
 Expenses(c)                                               1.04%^       1.04%       1.02%    1.04%+    1.03%+      1.03%
 Net investment income                                     4.98%^       1.76%       1.95%    2.72%+    2.06%+      2.83%
Portfolio turnover rate                                       6%           4%         34%       4%        5%          9%
-------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             75

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        CLASS I
                                                   FEBRUARY 28, 2014                YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013       2012     2011       2010       2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.76      $ 11.85     $ 11.48  $ 10.62   $ 10.15     $ 12.04
                                                        -------      -------     -------  -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .38          .26         .27      .36       .26         .28
Net realized and unrealized gain (loss)
 on investment transactions                                 .93          .89         .42      .83       .48       (1.47)
                                                        -------      -------     -------  -------   -------     -------
Net increase (decrease) in net asset value
 from operations                                           1.31         1.15         .69     1.19       .74       (1.19)
                                                        -------      -------     -------  -------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.39)        (.24)       (.30)    (.33)     (.27)       (.31)
Distributions from net realized gain on
 investment transactions                                  - 0 -        - 0 -       - 0 -    - 0 -     - 0 -        (.39)
Tax return of capital                                     - 0 -         (.00)(d)    (.02)   - 0 -      (.00)(d)    - 0-
                                                        -------      -------     -------  -------   -------     -------
Total dividends and distributions                          (.39)        (.24)       (.32)    (.33)     (.27)       (.70)
                                                        -------      -------     -------  -------   -------     -------
Net asset value, end of period                          $ 13.68      $ 12.76     $ 11.85  $ 11.48   $ 10.62     $ 10.15
                                                        =======      =======     =======  =======   =======     =======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 10.41%        9.82%       6.10%   11.14%     7.27%      (8.73)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $13,458      $12,653     $12,925  $21,796   $21,211     $31,728
Ratio to average net assets of:
 Expenses(c)                                                .71%^        .71%        .70%     .71%+     .69%+       .71%
 Net investment income                                     5.69%^       2.12%       2.34%    3.00%+    2.49%+      3.18%
Portfolio turnover rate                                       6%           4%         34%       4%        5%          9%
-------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS A
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011        2010        2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  11.59      $  11.34  $  11.17  $  10.66   $  10.14     $  11.09
                                                       --------      --------  --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .20           .20       .23       .26        .20          .31
Net realized and unrealized gain (loss) on
 investment transactions                                    .47           .25       .20       .51        .53         (.71)
                                                       --------      --------  --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 .67           .45       .43       .77        .73         (.40)
                                                       --------      --------  --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.20)         (.20)     (.26)     (.26)      (.21)        (.33)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -     - 0 -     - 0 -      - 0 -         (.22)
Tax return of capital                                     - 0 -         - 0 -     - 0 -     - 0 -       (.00)(d)    - 0 -
                                                       --------      --------  --------  --------   --------     --------
Total dividends and distributions                          (.20)         (.20)     (.26)     (.26)      (.21)        (.55)
                                                       --------      --------  --------  --------   --------     --------
Net asset value, end of period                         $  12.06      $  11.59  $  11.34  $  11.17   $  10.66     $  10.14
                                                       ========      ========  ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  5.85%         3.93%     3.93%     7.23%      7.21%       (3.01)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $213,537      $219,653  $255,748  $292,825   $346,347     $354,786
Ratio to average net assets of:
 Expenses(c)                                               1.07%^        1.03%     1.02%     1.01%+     1.00%+       1.00%
 Net investment income                                     3.34%^        1.70%     2.08%     2.34%+     1.87%+       3.35%
Portfolio turnover rate                                       4%            4%       21%        4%         5%          13%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS B
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011        2010        2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  11.50      $  11.29  $  11.10  $  10.60   $  10.08     $  11.03
                                                       --------      --------  --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .15           .12       .16       .18        .12          .25
Net realized and unrealized gain (loss) on
 investment transactions                                    .47           .24       .19       .50        .53         (.72)
                                                       --------      --------  --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 .62           .36       .35       .68        .65         (.47)
                                                       --------      --------  --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.17 )        (.15 )    (.16 )    (.18 )     (.13 )       (.26 )
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -     - 0 -     - 0 -      - 0 -         (.22)
Tax return of capital                                     - 0 -         - 0 -     - 0 -     - 0 -       (.00)(d)    - 0 -
                                                       --------      --------  --------  --------   --------     --------
Total dividends and distributions                          (.17)         (.15)     (.16)     (.18)      (.13)        (.48)
                                                       --------      --------  --------  --------   --------     --------
Net asset value, end of period                         $  11.95      $  11.50  $  11.29  $  11.10   $  10.60     $  10.08
                                                       ========      ========  ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  5.46%         3.17%     3.21%     6.43%      6.48%       (3.75)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $ 45,321      $ 52,372  $ 76,229  $101,883   $119,926     $138,128
Ratio to average net assets of:
 Expenses(c)                                               1.78%^        1.74%     1.75%     1.74%+     1.72%+       1.73%
 Net investment income                                     2.61%^        1.06%     1.42%     1.61%+     1.17%+       2.64%
Portfolio turnover rate                                       4%            4%       21%        4%         5%          13%
---------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             77

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS C
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011        2010        2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  11.50      $  11.29  $  11.10  $  10.60   $  10.08     $  11.02
                                                       --------      --------  --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .16           .11       .15       .18        .12          .25
Net realized and unrealized gain (loss) on
 investment transactions                                    .46           .25       .21       .50        .53         (.71)
                                                       --------      --------  --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 .62           .36       .36       .68        .65         (.46)
                                                       --------      --------  --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.17)         (.15)     (.17)     (.18)      (.13)        (.26)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -     - 0 -     - 0 -      - 0 -         (.22)
Tax return of capital                                     - 0 -         - 0 -     - 0 -     - 0 -       (.00)(d)    - 0 -
                                                       --------      --------  --------  --------   --------     --------
Total dividends and distributions                          (.17)         (.15)     (.17)     (.18)      (.13)        (.48)
                                                       --------      --------  --------  --------   --------     --------
Net asset value, end of period                         $  11.95      $  11.50  $  11.29  $  11.10   $  10.60     $  10.08
                                                       ========      ========  ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  5.47%         3.18%     3.24%     6.43%      6.48%       (3.66)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $100,349      $104,830  $124,847  $148,245   $171,195     $183,559
Ratio to average net assets of:
 Expenses(c)                                               1.78%^        1.73%     1.73%     1.72%+     1.71%+       1.71%
 Net investment income                                     2.64%^         .98%     1.39%     1.63%+     1.17%+       2.65%
Portfolio turnover rate                                       4%            4%       21%        4%         5%          13%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                      ADVISOR CLASS
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011        2010        2009
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  11.62      $  11.35  $  11.19  $  10.68   $  10.15     $  11.11
                                                       --------      --------  --------  --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .22           .24       .27       .29        .23          .32
Net realized and unrealized gain (loss) on
 investment transactions                                    .48           .24       .19       .51        .54         (.70)
                                                       --------      --------  --------  --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 .70           .48       .46       .80        .77         (.38)
                                                       --------      --------  --------  --------   --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.22)         (.21)     (.30)     (.29)      (.23)        (.36)
Distributions from net realized gain on
 investment transactions                                  - 0 -         - 0 -     - 0 -     - 0 -      - 0 -         (.22)
Tax return of capital                                     - 0 -         - 0 -     - 0 -     - 0 -       (.01)       - 0 -
                                                       --------      --------  --------  --------   --------     --------
Total dividends and distributions                          (.22)         (.21)     (.30)     (.29)      (.24)        (.58)
                                                       --------      --------  --------  --------   --------     --------
Net asset value, end of period                         $  12.10      $  11.62  $  11.35  $  11.19   $  10.68     $  10.15
                                                       ========      ========  ========  ========   ========     ========
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  6.03%         4.27%     4.22%     7.52%      7.62%       (2.79)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $ 14,801      $ 11,701  $ 13,501  $ 17,706   $ 23,631     $ 29,458
Ratio to average net assets of:
 Expenses(c)                                                .78%^         .73%      .72%      .71%+      .70%+        .70%
 Net investment income                                     3.61%^        2.03%     2.40%     2.63%+     2.15%+       3.43%
Portfolio turnover rate                                       4%            4%       21%        4%         5%          13%
---------------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS R
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)     2013    2012     2011       2010        2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.60      $11.37  $11.19  $ 10.67   $ 10.15     $ 11.11
                                                        -------      ------  ------  -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .18         .15     .22      .21       .16         .26(e)
Net realized and unrealized gain (loss)
 on investment transactions                                 .48         .25     .16      .53       .53        (.70)
                                                        -------      ------  ------  -------   -------     -------
Net increase (decrease) in net asset value
 from operations                                            .66         .40     .38      .74       .69        (.44)
                                                        -------      ------  ------  -------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.19)       (.17)   (.20)    (.22)     (.17)       (.30)
Distributions from net realized gain on
 investment transactions                                  - 0 -       - 0 -   - 0 -    - 0 -     - 0 -        (.22)
Tax return of capital                                     - 0 -       - 0 -   - 0 -    - 0 -      (.00)(d)   - 0 -
                                                        -------      ------  ------  -------   -------     -------
Total dividends and distributions                          (.19)       (.17)   (.20)    (.22)     (.17)       (.52)
                                                        -------      ------  ------  -------   -------     -------
Net asset value, end of period                          $ 12.07      $11.60  $11.37  $ 11.19   $ 10.67     $ 10.15
                                                        =======      ======  ======  =======   =======     =======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                  5.73%       3.53%   3.46%    6.93%     6.83%      (3.40)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 7,189      $7,280  $8,059  $15,068   $14,726     $12,756
Ratio to average net assets of:
 Expenses(c)                                               1.40%^      1.39%   1.39%    1.39%+    1.37%+      1.35%
 Net investment income                                     3.06%^      1.27%   1.94%    1.86%+    1.49%+      2.77%(e)
Portfolio turnover rate                                     434%          4%     21%       4%        5%         13%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS K
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)     2013    2012     2011       2010        2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.57      $11.32  $11.16  $ 10.65   $ 10.13     $ 11.09
                                                        -------      ------  ------  -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .21         .18     .20      .23       .19         .27
Net realized and unrealized gain (loss)
 on investment transactions                                 .46         .26     .22      .53       .53        (.68)
                                                        -------      ------  ------  -------   -------     -------
Net increase (decrease) in net asset value
 from operations                                            .67         .44     .42      .76       .72       (.41 )
                                                        -------      ------  ------  -------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.20)       (.19)   (.26)    (.25)     (.20)       (.33)
Distributions from net realized gain on
 investment transactions                                  - 0 -       - 0 -   - 0 -    - 0 -     - 0 -        (.22)
Tax return of capital                                     - 0 -       - 0 -   - 0 -    - 0 -      (.00)(d)   - 0 -
                                                        -------      ------  ------  -------   -------     -------
Total dividends and distributions                          (.20)       (.19)   (.26)    (.25)     (.20)       (.55)
                                                        -------      ------  ------  -------   -------     -------
Net asset value, end of period                          $ 12.04      $11.57  $11.32  $ 11.16   $ 10.65     $ 10.13
                                                        =======      ======  ======  =======   =======     =======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 5.87%      3.91%  3.82%   7.18%    7.16%      (3.05)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $10,043      $8,519  $9,039  $ 7,684   $ 5,447     $ 4,730
Ratio to average net assets of:
 Expenses(c)                                               1.08%^      1.07%   1.05%    1.08%+    1.05%+      1.05%
 Net investment income                                     3.49%^      1.58%   1.82%    2.05%+    1.80%+      2.74%
Portfolio turnover rate                                       4%          4%     21%       4%        5%         13%
----------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             79

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                   CLASS I
                                                   FEBRUARY 28, 2014           YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)     2013    2012     2011     2010     2009
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $11.60       $11.33  $11.17  $10.66   $10.14   $11.09
                                                        ------       ------  ------  ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                   .24          .23     .35     .28      .22      .34
Net realized and unrealized gain (loss)
 on investment transactions                                .46          .25     .11     .52      .54     (.71)
                                                        ------       ------  ------  ------   ------   ------
Net increase (decrease) in net asset value
 from operations                                           .70          .48     .46     .80      .76     (.37)
                                                        ------       ------  ------  ------   ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.22)        (.21)   (.30)   (.29)    (.23)    (.36)
Distributions from net realized gain on
 investment transactions                                 - 0 -        - 0 -   - 0 -   - 0 -    - 0 -     (.22)
Tax return of capital                                    - 0 -        - 0 -   - 0 -   - 0 -     (.01)   - 0 -
                                                        ------       ------  ------  ------   ------   ------
Total dividends and distributions                         (.22)        (.21)   (.30)   (.29)    (.24)    (.58)
                                                        ------       ------  ------  ------   ------   ------
Net asset value, end of period                          $12.08       $11.60  $11.33  $11.17   $10.66   $10.14
                                                        ======       ======  ======  ======   ======   ======
TOTAL RETURN
Total investment return based on net asset
 value(b)                                                 6.05%        4.26%   4.19%   7.49%    7.50%   (2.72)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $  752       $  874  $1,118  $2,868   $3,038   $2,728
Ratio to average net assets of:
 Expenses(c)                                               .76%^        .75%    .73%    .74%+    .73%+    .72%
 Net investment income                                    4.06%^       1.98%   3.04%   2.45%+   2.12%+   3.64%
Portfolio turnover rate                                      4%           4%     21%      4%       5%      13%
---------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED
                                                                       FEBRUARY 28, 2014  YEAR ENDED AUGUST 31,
                                                                          (UNAUDITED)    2013 2012 2011 2010 2009
-----------------------------------------------------------------------------------------------------------------
Wealth Appreciation Strategy                                                  .04%       .04% .03% .03% .02% .04%
Balanced Wealth Strategy                                                      .04%       .04% .03% .03% .03% .04%
Conservative Wealth Strategy                                                  .03%       .03% .03% .03% .03% .04%

(d)Amount is less than $.005.

(e)Net of fees and expenses waived/reimbursed by the Adviser.

^ Annualized.

+ The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        CLASS A
                                                   FEBRUARY 28, 2014                YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011       2010       2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 13.86      $ 11.85   $ 11.36   $ 10.18   $ 10.35    $ 12.98
                                                        -------      -------   -------   -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .26          .10       .11       .10       .09        .14
Net realized and unrealized gain (loss)
 on investment and foreign currency transactions           1.76         1.98       .53      1.20      (.12)     (2.65)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -        .00(b)
                                                        -------      -------   -------   -------   -------    -------
Net increase (decrease) in net asset value
 from operations                                           2.02         2.08       .64      1.30      (.03)     (2.51)
                                                        -------      -------   -------   -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                       (.32)        (.07)     (.15)     (.12)     (.14)      (.12)
                                                        -------      -------   -------   -------   -------    -------
Net asset value, end of period                          $ 15.56      $ 13.86   $ 11.85   $ 11.36   $ 10.18    $ 10.35
                                                        =======      =======   =======   =======   =======    =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                 14.66%       17.65%*    5.76%*   12.74%*    (.37)%*  (19.21)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $37,138      $32,587   $33,959   $39,441   $51,952    $72,253
Ratio to average net assets of:
 Expenses                                                  1.05%^       1.07%     1.08%     1.05%+    1.05%+     1.11%
 Net investment income                                     3.41%^        .80%      .93%      .82%+     .83%+     1.58%
Portfolio turnover rate                                      25%          46%       93%       73%       82%       111%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                        CLASS B
                                                   FEBRUARY 28, 2014                YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011       2010       2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 13.61      $ 11.66   $ 11.14   $  9.99   $ 10.16    $ 12.70
                                                        -------      -------   -------   -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .18          .01       .02       .01       .01        .07
Net realized and unrealized gain (loss)
 on investment and foreign currency transactions           1.75         1.94       .54      1.17      (.11)     (2.59)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -        .00(b)
                                                        -------      -------   -------   -------   -------    -------
Net increase (decrease) in net asset value
 from operations                                           1.93         1.95       .56      1.18      (.10)     (2.52)
                                                        -------      -------   -------   -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                       (.18)       - 0 -      (.04)     (.03)     (.07)      (.02)
                                                        -------      -------   -------   -------   -------    -------
Net asset value, end of period                          $ 15.36      $ 13.61   $ 11.66   $ 11.14   $  9.99    $ 10.16
                                                        =======      =======   =======   =======   =======    =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                 14.25%       16.72%*    5.08%*   11.83%*   (1.06)%*  (19.85)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 2,439      $ 2,709   $ 4,043   $ 7,297   $ 9,283    $12,827
Ratio to average net assets of:
 Expenses                                                  1.77%^       1.80%     1.82%     1.81%+    1.81%+     1.86%
 Net investment income                                     2.50%^        .08%      .19%      .07%+     .06%+      .81%
Portfolio turnover rate                                      25%          46%       93%       73%       82%       111%
------------------------------------------------------------------------------------------------------------------------
See footnotes on page 86.

                                                                             81

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                          CLASS C
                                                   FEBRUARY 28, 2014                  YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013       2012       2011       2010        2009
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.62      $  11.67   $  11.16   $  10.00   $  10.17    $  12.71
                                                       --------      --------   --------   --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .19           .01        .03        .01        .01         .08
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions              1.75          1.94        .53       1.18       (.11)      (2.60)
Contributions from Adviser                                - 0 -         - 0 -      - 0 -      - 0 -      - 0 -         .00(b)
                                                       --------      --------   --------   --------   --------    --------
Net increase (decrease) in net asset value from
 operations                                                1.94          1.95        .56       1.19       (.10)      (2.52)
                                                       --------      --------   --------   --------   --------    --------
LESS: DIVIDENDS
Dividends from net investment income                       (.20)        - 0 -       (.05)      (.03)      (.07)       (.02)
                                                       --------      --------   --------   --------   --------    --------
Net asset value, end of period                         $  15.36      $  13.62   $  11.67   $  11.16   $  10.00    $  10.17
                                                       ========      ========   ========   ========   ========    ========
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                 14.35%        16.71%*     5.09%*    11.92%*    (1.06)%*   (19.84)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $ 17,227      $ 16,589   $ 18,337   $ 22,611   $ 27,754    $ 34,643
Ratio to average net assets of:
 Expenses                                                  1.76%^        1.78%      1.79%      1.78%+     1.78%+      1.83%
 Net investment income                                     2.64%^         .10%       .22%       .10%+      .09%+       .84%
Portfolio turnover rate                                      25%           46%        93%        73%        82%        111%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       ADVISOR CLASS
                                                   FEBRUARY 28, 2014                  YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)       2013       2012       2011       2010        2009
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.91      $  11.90   $  11.42   $  10.23   $  10.40    $  13.07
                                                       --------      --------   --------   --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .28           .14        .14        .14        .12         .17
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions              1.78          1.98        .53       1.21       (.12)      (2.68)
Contributions from Adviser                                - 0 -         - 0 -      - 0 -      - 0 -      - 0 -         .00(b)
                                                       --------      --------   --------   --------   --------    --------
Net increase (decrease) in net asset value from
 operations                                                2.06          2.12        .67       1.35      - 0 -       (2.51)
                                                       --------      --------   --------   --------   --------    --------
LESS: DIVIDENDS
Dividends from net investment income                       (.36)         (.11)      (.19)      (.16)      (.17)       (.16)
                                                       --------      --------   --------   --------   --------    --------
Net asset value, end of period                         $  15.61      $  13.91   $  11.90   $  11.42   $  10.23    $  10.40
                                                       ========      ========   ========   ========   ========    ========
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                 14.94%        17.95%*     6.04%*    13.13%*     (.11)%*   (19.00)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $655,957      $585,431   $552,610   $511,697   $448,476    $409,753
Ratio to average net assets of:
 Expenses                                                   .75%^         .77%       .78%       .77%+      .78%+       .82%
 Net investment income                                     3.68%^        1.09%      1.23%      1.13%+     1.12%+      1.83%
Portfolio turnover rate                                      25%           46%        93%        73%        82%        111%
-----------------------------------------------------------------------------------------------------------------------------
See footnotes on page 86.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS A
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.87      $ 12.28   $ 11.88   $  11.29   $  11.07   $  11.94
                                                        -------      -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .21          .17       .18        .21        .20        .23
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .83          .57       .44        .63        .22       (.87)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -      - 0 -      - 0 -        .00(b)
                                                        -------      -------   -------   --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.04          .74       .62        .84        .42       (.64)
                                                        -------      -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                       (.09)        (.15)     (.22)      (.25)      (.20)      (.23)
                                                        -------      -------   -------   --------   --------   --------
Net asset value, end of period                          $ 13.82      $ 12.87   $ 12.28   $  11.88   $  11.29   $  11.07
                                                        =======      =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  8.08%        6.08%*    5.26%*     7.39%*     3.76%*    (5.14)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $94,256      $89,453   $97,866   $115,446   $140,601   $174,795
Ratio to average net assets of:
 Expenses                                                  1.22%^       1.24%     1.19%      1.17%+     1.11%+     1.10%
 Net investment income                                     3.10%^       1.32%     1.53%      1.71%+     1.72%+     2.21%
Portfolio turnover rate                                      32%          32%       55%        41%        44%        54%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                         CLASS B
                                                   FEBRUARY 28, 2014                 YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012       2011       2010       2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.90      $ 12.29   $ 11.88   $  11.30   $  11.08   $  11.94
                                                        -------      -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .16          .08       .10        .12        .12        .15
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .84          .58       .43        .62        .22       (.85)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -      - 0 -      - 0 -        .00(b)
                                                        -------      -------   -------   --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                1.00          .66       .53        .74        .34       (.70)
                                                        -------      -------   -------   --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                       (.03)        (.05)     (.12)      (.16)      (.12)      (.16)
                                                        -------      -------   -------   --------   --------   --------
Net asset value, end of period                          $ 13.87      $ 12.90   $ 12.29   $  11.88   $  11.30   $  11.08
                                                        =======      =======   =======   ========   ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  7.75%        5.39%*    4.49%*     6.54%*     3.02%*    (5.78)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 5,997      $ 7,066   $11,386   $ 19,606   $ 24,819   $ 31,658
Ratio to average net assets of:
 Expenses                                                  1.93%^       1.96%     1.91%      1.89%+     1.83%+     1.83%
 Net investment income                                     2.33%^        .62%      .82%       .98%+     1.00%+     1.48%
Portfolio turnover rate                                      32%          32%       55%        41%        44%        54%
--------------------------------------------------------------------------------------------------------------------------
See footnotes on page 86.

                                                                             83

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS C
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.92      $ 12.32   $ 11.92   $ 11.33   $ 11.11   $ 11.97
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .16          .08       .10       .12       .12       .15
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .84          .58       .43       .63       .22      (.85)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value
 from operations                                           1.00          .66       .53       .75       .34      (.70)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                       (.03)        (.06)     (.13)     (.16)     (.12)     (.16)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 13.89      $ 12.92   $ 12.32   $ 11.92   $ 11.33   $ 11.11
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  7.78%        5.36%*    4.48%*    6.62%*    3.01%*   (5.76)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $31,612      $30,434   $35,615   $43,257   $51,940   $61,986
Ratio to average net assets of:
 Expenses                                                  1.93%^       1.95%     1.90%     1.87%+    1.82%+    1.81%
 Net investment income                                     2.39%^        .62%      .83%     1.00%+    1.02%+    1.50%
Portfolio turnover rate                                      32%          32%       55%       41%       44%       54%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                    ADVISOR CLASS
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.88      $ 12.29   $ 11.89   $ 11.31   $ 11.08   $ 11.95
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    .23          .21       .22       .25       .23       .26
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .84          .57       .44       .61       .23      (.86)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value
 from operations                                           1.07          .78       .66       .86       .46      (.60)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                       (.11)        (.19)     (.26)     (.28)     (.23)     (.27)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 13.84      $ 12.88   $ 12.29   $ 11.89   $ 11.31   $ 11.08
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  8.33%        6.37%*    5.58%*    7.59%*    4.16%*   (4.85)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $33,754      $27,789   $22,824   $17,257   $12,919   $ 8,687
Ratio to average net assets of:
 Expenses                                                   .92%^        .94%      .90%      .87%+     .82%+     .80%
 Net investment income                                     3.41%^       1.60%     1.83%     2.02%+    2.06%+    2.50%
Portfolio turnover rate                                      32%          32%       55%       41%       44%       54%
-----------------------------------------------------------------------------------------------------------------------
See footnotes on page 86.

ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS A
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.47      $ 11.19   $ 10.94   $ 10.59   $ 10.44   $ 11.01
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                 .12          .10       .13       .16       .18       .22
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .49          .27       .27       .39       .14      (.52)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
 operations                                                 .61          .37       .40       .55       .32      (.30)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.05)        (.09)     (.15)     (.20)     (.17)     (.23)
Distributions from net realized gain on
 investment transactions                                   (.30)       - 0 -     - 0 -     - 0 -     - 0 -      (.04)
                                                        -------      -------   -------   -------   -------   -------
Total dividends and distributions                          (.35)        (.09)     (.15)     (.20)     (.17)     (.27)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 11.73      $ 11.47   $ 11.19   $ 10.94   $ 10.59   $ 10.44
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  5.35%        3.30%*    3.72%*    5.19%     3.07%    (2.57)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $39,390      $40,879   $45,221   $54,035   $65,732   $73,643
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                   1.20%^       1.20%     1.20%     1.20%+    1.20%+    1.20%
 Expenses, before waivers/reimbursements                   1.59%^       1.56%     1.47%     1.35%+    1.27%+    1.25%
 Net investment income(d)                                  2.13%^        .85%     1.18%     1.49%+    1.63%+    2.23%
Portfolio turnover rate                                      13%          29%       51%       37%       41%       48%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS B
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.78      $ 11.50   $ 11.23   $ 10.86   $ 10.70   $ 11.27
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                 .08          .02       .06       .09       .10       .16
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .51          .28       .27       .40       .15      (.54)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
 operations                                                 .59          .30       .33       .49       .25      (.38)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      - 0 -         (.02)     (.06)     (.12)     (.09)     (.15)
Distributions from net realized gain on
 investment transactions                                   (.30)       - 0 -     - 0 -     - 0 -     - 0 -      (.04)
                                                        -------      -------   -------   -------   -------   -------
Total dividends and distributions                          (.30)        (.02)     (.06)     (.12)     (.09)     (.19)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 12.07      $ 11.78   $ 11.50   $ 11.23   $ 10.86   $ 10.70
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  5.08%        2.57%*    2.93%*    4.46%    2.35%    (3.25)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 1,998      $ 2,629   $ 4,562   $ 7,758   $11,813   $16,376
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                   1.90%^       1.90%     1.90%     1.90%+    1.90%+    1.90%
 Expenses, before waivers/reimbursements                   2.30%^       2.26%     2.20%     2.07%+    1.99%+    1.98%
 Net investment income(d)                                  1.38%^        .16%      .50%      .78%+     .92%+    1.54%
Portfolio turnover rate                                      13%          29%       51%       37%       41%       48%
-----------------------------------------------------------------------------------------------------------------------
See footnotes on page 86.

                                                                             85

--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       CLASS C
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.78      $ 11.51   $ 11.24   $ 10.88   $ 10.71   $ 11.28
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                 .09          .02       .05       .09       .10       .16
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .50          .27       .29       .39       .16      (.54)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
 operations                                                 .59          .29       .34       .48       .26      (.38)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      - 0 -         (.02)     (.07)     (.12)     (.09)     (.15)
Distributions from net realized gain on
 investment transactions                                   (.30)       - 0 -     - 0 -     - 0 -     - 0 -      (.04)
                                                        -------      -------   -------   -------   -------   -------
Total dividends and distributions                          (.30)        (.02)     (.07)     (.12)     (.09)     (.19)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 12.07      $ 11.78   $ 11.51   $ 11.24   $ 10.88   $ 10.71
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  5.08%        2.53%*    3.02%*    4.37%     2.44%    (3.25)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $15,227      $15,498   $18,499   $22,580   $27,088   $30,079
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                   1.90%^       1.90%     1.90%     1.90%+    1.90%+    1.90%
 Expenses, before waivers/reimbursements                   2.29%^       2.26%     2.17%     2.05%+    1.97%+    1.96%
 Net investment income(d)                                  1.42%^        .16%      .48%      .79%+     .93%+    1.53%
Portfolio turnover rate                                      13%          29%       51%       37%       41%       48%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                    ADVISOR CLASS
                                                   FEBRUARY 28, 2014               YEAR ENDED AUGUST 31,
                                                      (UNAUDITED)      2013      2012      2011      2010       2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.50      $ 11.21   $ 10.96   $ 10.61   $ 10.46   $ 11.03
                                                        -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                 .15          .13       .16       .20       .21       .25
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions               .48          .27       .28       .38       .14      (.52)
Contributions from Adviser                                - 0 -        - 0 -     - 0 -     - 0 -     - 0 -       .00(b)
                                                        -------      -------   -------   -------   -------   -------
Net increase (decrease) in net asset value from
 operations                                                 .63          .40       .44       .58       .35      (.27)
                                                        -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.07)        (.11)     (.19)     (.23)     (.20)     (.26)
Distributions from net realized gain on
 investment transactions                                  (.30 )       - 0 -     - 0 -     - 0 -     - 0 -     (.04 )
                                                        -------      -------   -------   -------   -------   -------
Total dividends and distributions                          (.37)        (.11)     (.19)     (.23)     (.20)     (.30)
                                                        -------      -------   -------   -------   -------   -------
Net asset value, end of period                          $ 11.76      $ 11.50   $ 11.21   $ 10.96   $ 10.61   $ 10.46
                                                        =======      =======   =======   =======   =======   =======
TOTAL RETURN
Total investment return based on net asset
 value(c)                                                  5.51%        3.62%*    4.04%*    5.51%     3.37%    (2.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $ 6,191      $ 5,734   $ 4,909   $ 4,913   $ 4,859   $ 5,423
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                    .90%^        .90%      .90%      .90%+     .90%+     .90%
 Expenses, before waivers/reimbursements                   1.29%^       1.26%     1.17%     1.05%+     .97%+     .95%
 Net investment income(d)                                  2.50%^       1.15%     1.47%     1.79%+    1.93%+    2.54%
Portfolio turnover rate                                      13%          29%       51%       37%       41%       48%
-----------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Net of fees and expenses waived/reimbursed by the Adviser.

 * Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for years ended August 31,
   2013, August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%,
   0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2013, August 31, 2012, August 31, 2011 and August 31,
   2010 by 0.01%, 0.02%, 0.01% and 0.04%, respectively, and Tax-Managed
   Conservative Wealth Strategy for the years ended August 31, 2013 and
   August 31, 2012 by 0.01% and 0.01%, respectively.

 ^ Annualized.

 + The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney
General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in the Summary Information at the
beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a
5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Fees and Expenses of the
Strategies". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Investors
Resources--Calculators--Mutual Funds--Hypothetical Fee and Expense Calculator"
on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  544.64    $ 9,934.11
     2         9,934.11      496.71    10,430.82     136.64     10,294.18
     3        10,294.18      514.71    10,808.89     141.60     10,667.29
     4        10,667.29      533.36    11,200.65     146.73     11,053.92
     5        11,053.92      552.70    11,606.62     152.05     11,454.57
     6        11,454.57      572.73    12,027.30     157.56     11,869.74
     7        11,869.74      593.49    12,463.23     163.27     12,299.96
     8        12,299.96      615.00    12,914.96     169.19     12,745.77
     9        12,745.77      637.29    13,383.06     175.32     13,207.74
     10       13,207.74      660.39    13,868.13     181.67     13,686.46
     ---------------------------------------------------------------------
     Total                $5,655.13               $1,968.67

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  535.59    $ 9,943.16
     2         9,943.16      497.16    10,440.32     123.20     10,317.12
     3        10,317.12      515.86    10,832.98     127.83     10,705.15
     4        10,705.15      535.26    11,240.41     132.64     11,107.77
     5        11,107.77      555.39    11,663.16     137.63     11,525.53
     6        11,525.53      576.28    12,101.81     142.80     11,959.01
     7        11,959.01      597.95    12,556.96     148.17     12,408.79
     8        12,408.79      620.44    13,029.23     153.74     12,875.49
     9        12,875.49      643.77    13,519.26     159.53     13,359.73
     10       13,359.73      667.99    14,027.72     165.53     13,862.19
     ---------------------------------------------------------------------
     Total                $5,688.85               $1,826.66

ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  537.60    $ 9,941.15
     2         9,941.15      497.06    10,438.21     123.17     10,315.04
     3        10,315.04      515.75    10,830.79     127.80     10,702.99
     4        10,702.99      535.15    11,238.14     132.61     11,105.53
     5        11,105.53      555.28    11,660.81     137.60     11,523.21
     6        11,523.21      576.16    12,099.37     142.77     11,956.60
     7        11,956.60      597.83    12,554.43     148.14     12,406.29
     8        12,406.29      620.31    13,026.60     153.71     12,872.89
     9        12,872.89      643.64    13,516.53     159.50     13,357.03
     10       13,357.03      667.85    14,024.88     165.49     13,859.39
     ---------------------------------------------------------------------
     Total                $5,687.78               $1,828.39

                                                                            A-1

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  534.59    $ 9,944.16
     2         9,944.16      497.21    10,441.37     122.16     10,319.21
     3        10,319.21      515.96    10,835.17     126.77     10,708.40
     4        10,708.40      535.42    11,243.82     131.55     11,112.27
     5        11,112.27      555.61    11,667.88     136.51     11,531.37
     6        11,531.37      576.57    12,107.94     141.66     11,966.28
     7        11,966.28      598.31    12,564.59     147.01     12,417.58
     8        12,417.58      620.88    13,038.46     152.55     12,885.91
     9        12,885.91      644.30    13,530.21     158.30     13,371.91
     10       13,371.91      668.60    14,040.51     164.27     13,876.24
     ---------------------------------------------------------------------
     Total                $5,691.61               $1,815.37

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  549.67    $ 9,929.08
     2         9,929.08      496.45    10,425.53     135.53     10,290.00
     3        10,290.00      514.50    10,804.50     140.46     10,664.04
     4        10,664.04      533.20    11,197.24     145.56     11,051.68
     5        11,051.68      552.58    11,604.26     150.86     11,453.40
     6        11,453.40      572.67    12,026.07     156.34     11,869.73
     7        11,869.73      593.49    12,463.22     162.02     12,301.20
     8        12,301.20      615.06    12,916.26     167.91     12,748.35
     9        12,748.35      637.42    13,385.77     174.02     13,211.75
     10       13,211.75      660.59    13,872.34     180.34     13,692.00
     ---------------------------------------------------------------------
     Total                $5,654.71               $1,962.71

ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY*
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  545.65    $ 9,933.10
     2         9,933.10      496.66    10,429.76     174.18     10,255.58
     3        10,255.58      512.78    10,768.36     179.83     10,588.53
     4        10,588.53      529.43    11,117.96     185.67     10,932.29
     5        10,932.29      546.61    11,478.90     191.70     11,287.20
     6        11,287.20      564.36    11,851.56     197.92     11,653.64
     7        11,653.64      582.68    12,236.32     204.35     12,031.97
     8        12,031.97      601.60    12,633.57     210.98     12,422.59
     9        12,422.59      621.13    13,043.72     217.83     12,825.89
     10       12,825.89      641.29    13,467.18     224.90     13,242.28
     ---------------------------------------------------------------------
     Total                $5,575.29               $2,333.01

* Expenses are net of any fee waiver or expense waiver in the first year.
  Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategies" before waiver in the
  Fee Table.

A-2

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the
Strategies, including their operations and investment policies. The Strategies'
SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this
Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003
BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618
ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05088
                                                                  PRO-0106-0814

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